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                                              Securities Act File No. __________

    As filed with the Securities and Exchange Commission on February 9, 2004

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                                IDEX Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                IDEX Mutual Funds
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 10, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-02659).

                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  888/233-4339
                                                                  March 10, 2004

Dear Shareholder:

Your Board of Trustees has called a special meeting of shareholders of IDEX Templeton Great Companies Global ("Acquired Fund"), to be held at 2 p.m., local time, on April 23, 2004, at the offices of IDEX Mutual Funds ("IDEX"), 570 Carillon Parkway, St. Petersburg, Florida 33716, or any adjournment(s) thereof (the "Special Meeting").

The Board of Trustees of IDEX (the "Board") has approved a reorganization of the Acquired Fund into IDEX Janus Global ("Acquiring Fund"), also a series of IDEX (the "Reorganization"). AEGON/Transamerica Fund Advisers, Inc. serves as investment adviser to both the Acquired and the Acquiring Funds. Janus Capital Management, LLC ("Janus") serves as sub-adviser to the Acquiring Fund, and Templeton Investment Counsel, LLC ("Templeton") and Great Companies, L.L.C. ("Great Companies") serve as co-sub-adviser to the Acquired Fund. The Acquiring Fund has investment objectives and policies that are similar in many respects to those of the Acquired Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders of the Acquired Fund. Upon the completion of the Reorganization, it is anticipated that Templeton and Great Companies will assume the sub-advisory functions of the Acquiring Fund and the Acquiring Fund will be renamed TA IDEX Templeton Great Companies Global. There is no guarantee, however, that Templeton and Great Companies will serve as co-sub-advisers to the Acquiring Fund or that the Acquiring Fund will be renamed as indicated above, as Great Companies' service as co-sub-adviser will require the approval of the Acquiring Fund's shareholders.

You are asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Fund and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, or vote by Internet, facsimile or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 2:00 P.M. ON APRIL 23, 2004.

ALAMO Direct ("ALAMO"), a professional solicitation firm, will assist you in the voting process. As the date of the Special Meeting approaches, you may receive a telephone call from ALAMO reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,

                                         Brian C. Scott
                                         President and Chief Executive Officer

                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (888) 233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      IDEX TEMPLETON GREAT COMPANIES GLOBAL

                          TO BE HELD ON APRIL 23, 2004


To the Shareholders:

A special meeting of shareholders of IDEX Templeton Great Companies Global is scheduled for April 23, 2004 at 2:00 p.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

At the Special Meeting, you will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of IDEX Templeton Great Companies Global (the "Acquired Fund") by IDEX Janus Global (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting.

Shareholders of record at the close of business on February 27, 2004 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone, facsimile or the Internet, so you may choose to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to IDEX, or by voting in person at the Special Meeting.

                                            By Order of the Board of Trustees

                                            John K. Carter
                                            Senior Vice President, Secretary &
                                            General Counsel
March 10, 2004

                                TABLE OF CONTENTS


INTRODUCTION.......................................................................        1
SUMMARY............................................................................        2
   The Proposed Reorganization.....................................................        2
   Comparison of Investment Objectives, Strategies and Management..................        2
   Comparison of Principal Risks Involved in Investing in the Funds................        3
INVESTMENT STRATEGIES AND RISKS....................................................        5
   Principal Investment Strategies.................................................        5
   Comparison of Portfolio Characteristics.........................................        7
   Relative Performance............................................................        7
   Comparison of Securities and Investment Techniques..............................        8
   Proposed New Co-Sub-Advisers to Acquiring Fund..................................        9
COMPARISONS OF FEES AND EXPENSES...................................................        9
   Operating Expenses..............................................................        9
   Example.........................................................................       10
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND........................................       12
   Investment Adviser and Sub-Adviser..............................................       12
   Investment Personnel............................................................       12
   Performance of the Acquiring Fund...............................................       12
INFORMATION ABOUT THE REORGANIZATION...............................................       13
   The Reorganization Plan.........................................................       13
   Reasons for the Reorganization..................................................       14
   Board Considerations............................................................       14
   Tax Considerations..............................................................       15
   Expenses of the Reorganization..................................................       15
ADDITIONAL INFORMATION ABOUT THE FUNDS.............................................       15
   Form of Organization............................................................       15
   Dividends and Other Distributions...............................................       15
   Capitalization..................................................................       16
GENERAL INFORMATION................................................................       16
   Solicitation of Proxies.........................................................       16
   Voting Rights...................................................................       17
   Other Matters to Come Before the Meeting........................................       17
   Shareholder Proposals...........................................................       17
   Information about the Funds.....................................................       18
MORE INFORMATION REGARDING ACQUIRING FUND..........................................       19
APPENDIX A.........................................................................      A-1
APPENDIX B.........................................................................      B-1
APPENDIX C.........................................................................      C-1

                           PROXY STATEMENT/PROSPECTUS

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (888) 233-4339

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of IDEX Templeton Great Companies Global (the "Acquired Fund"), a series of IDEX Mutual Funds ("IDEX"), to IDEX Janus Global (the "Acquiring Fund"), also a series of IDEX Mutual Funds, solely in exchange for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of the shares of the Acquiring Fund it receives in the Reorganization. You will receive Class A, B, C, L and M shares of the Acquiring Fund having an aggregate value equal to the aggregate value of that class of shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate. It is anticipated that immediately following the Reorganization, Templeton Investment Counsel, LLC ("Templeton") and Great Companies, L.L.C. ("Great Companies") will assume the sub-advisory functions of the Acquiring Fund and the Acquiring Fund will be renamed TA IDEX Templeton Great Companies Global. There is no guarantee, however, that Templeton and Great Companies will serve as co-sub-advisers to the Acquiring Fund or that the Acquiring Fund will be renamed as indicated above, as Great Companies' service as co-sub-adviser will require the approval of the Acquiring Fund's shareholders.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on April 23, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated March 10, 2004, relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the IDEX Prospectus and Statement of Additional Information dated March 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (888) 233-4339. The IDEX annual report relating to the Funds, dated October 31, 2003, is incorporated herein by reference, and available, without charge, by calling (888) 233-4339.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date:  March 10, 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the IDEX Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On December 2, 2003, the Board of Trustees of IDEX approved the Reorganization Plan with respect to each of the Funds. Subject to approval of the Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

-        the complete liquidation of the Acquired Fund as a series of IDEX.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two mutual funds within the same family of funds that are similar in many respects, as well as to assist in achieving economies of scale. Shareholders in the Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the IDEX Board of Trustees will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- As described below, the Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of the Acquiring Fund.

- The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

- The proposed Reorganization offers potential reductions in total operating expenses for shareholders of each of the Funds.

- The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Acquiring Fund."

- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of either Fund will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT - The investment objectives and principal investment strategies of the Funds are similar in many respects. The Funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.

                                                   ACQUIRING FUND                                ACQUIRED FUND
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT OBJECTIVE             Long-term growth of capital in a manner            Long-term growth of capital.
                                       consistent with preservation of capital.

PRINCIPAL STRATEGIES AND POLICIES       The Acquired Fund seeks to achieve its       The fund is co-managed by two
                                          investment objective by investing          sub-advisers. Great Companies, L.L.C.
                                          primarily in a portfolio of equity         manages the domestic stock portion of
                                          securities of foreign and domestic         the Fund's portfolio. Templeton
                                           issuers and depositary receipts.          Investment Counsel, LLC.  manages the
                                                                                     non-U.S. portion (called the "international
                                                                                     portion") of the Fund's portfolio. The
                                                                                     proportion of assets allocated to each portion
                                                                                     generally is based on the proportion of
                                                                                     securities from U.S. and foreign issuers
                                                                                     comprising the Morgan Stanley Capital
                                                                                     International World Index ("MSCIW Index"),
                                                                                     adjusted periodically for changes in the
                                                                                     index.

       INVESTMENT ADVISER               AEGON/Transamerica Fund Advisers, Inc.       AEGON/Transamerica Fund Advisers, Inc.

           SUB-ADVISER                       Janus Capital Management LLC            Templeton Investment Counsel, LLC
                                                     ("Janus")                       ("Templeton") and Great Companies, L.L.C.
                                                                                     ("Great Companies") serve as
                                                                                     co-sub-advisers

       PORTFOLIO MANAGERS                        Laurence Chang, CFA                   Tina Hellmer, CFA, Mark Beveridge,
                                                                                       CFA, and Gary Motyl, CFA serve as
                                                                                      portfolio managers for Templeton for
                                                                                        the international portion of the
                                                                                      Fund; and Jim Huguet, Gerry Bollman,
                                                                                     CFA, and Matt Stephani, CFA, serve as
                                                                                          portfolio managers for Great
                                                                                     Companies for the domestic portion of
                                                                                                   the Fund.


COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS -- Because the Funds have investment objectives and policies that are similar in many respects, the principal risks of an investment in the Funds also are similar in many respects, although there are certain differences. Similarities include, among others:

-        Each Fund primarily invests in equity securities such as common stock.
         This type of investment involves risks. While equity securities have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the securities a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

- Each Fund invests in foreign securities. Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- Templeton, when managing its portion of Acquired Fund, use a "bottom-up" approach to security selection. Janus also uses a "bottom-up" approach to security selection for the Acquiring Fund.

- Each Fund may invest in cash or cash equivalent for temporary defensive purposes when adverse market conditions exist (which is inconsistent with the Funds' principal investment strategies). Under these circumstances, the Funds may be unable to achieve their investment objective.

- Each Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with many debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

Differences include, among others:

- Acquiring Fund may invest in forward foreign currency contracts and futures for hedging.

- For the international portion of Acquired Fund, Templeton may invest securities of smaller companies, which Templeton describes as those companies with a market capitalization of less than $2 billion. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

- Templeton's definition of "foreign securities" means those securities issued by companies that: have its principal securities trading markets outside the U.S.; derive a significant share of their total revenue from either goods or services produced or sales made in markets outside; have a significant portion of their assets outside the U.S.; are linked to non-U.S. dollar currencies; and are organized under the laws of, or with principal offices in, another country. This definition may be different from what others define as "foreign securities."

- Great Companies uses a proprietary method to select stocks when managing the domestic portion of Acquired Fund. It seeks to achieve the Acquired Fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company" (which is described in more detail below under "Investment Strategies and Risks").

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES--

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

ACQUIRING FUND

- Acquiring Fund pursues its objective by investing principally in equity securities of foreign and domestic issuers and depositary receipts, including ADRs, GDRs and EDRs.

- Under normal market conditions, Acquiring Fund invests on a worldwide basis in companies and securities issued by foreign or domestic governments, government agencies or other government entities of any size, regardless of country of organization or place of principal business activity.

- Janus employs a research oriented, "bottom-up" approach to security selection. Foreign stocks are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

- When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as: expected levels of inflation in various countries; government policies that might affect business conditions; the outlook for currency relationships; and prospects for economic growth among countries, regions or geographic areas.

- Janus may, to a lesser extent, invest in forward foreign currency contracts and futures for hedging.

- Janus may decide to sell a security when its expectations regarding growth potential change.

- The Acquiring Fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the Acquiring Fund's principal investment strategies). During this time, the Acquiring Fund may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the Acquiring Fund may be unable to achieve its investment objective.

ACQUIRED FUND

- Acquired Fund is co-sub-advised; Templeton manages the non-U.S. portion (called "international portion") of Acquired Fund, and Great Companies manages the domestic portion of the Acquired Fund.

- The proportion of assets allocated to each portion generally is based on the proportion of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international portions of the Acquired Fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.


Domestic Portfolio

         - Great Companies, managing the Acquired Fund's domestic securities, seeks to achieve the objective by investing in common stocks of U.S. based companies that meet Great Companies' screens for either being or becoming a "great company."

         - To be considered a "great company" by Great Companies, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio.

         - Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

         - The allocation of the weightings among securities held in the domestic portion of the Acquired Fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values.

International Portfolio

         - Templeton, when managing the Acquired Fund's international securities, seeks to achieve the objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

                  - For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

                           - have their principal securities trading markets outside the U.S.;

                           - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside;

                           - have a significant portion of their assets outside the U.S.;

                           -        are linked to non-U.S. dollar currencies;
                                    and

                           - are organized under the laws of, or with principal offices in, another country.

         - Acquired Fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the Acquiring Fund may hold foreign securities that other funds may classify differently.

         - The Acquired Fund may invest a portion of its assets in smaller companies. It considers smaller company stocks to be generally those with market capitalizations of less than $2 billion.

         - Templeton may also invest in ADRs, GDRs and EDRs, which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

         - Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

         - When choosing equity investments for this fund, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Position

         - Acquired Fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the Acquired Fund's principal investment strategies). Under these circumstances, it may be unable to achieve its investment objective.


COMPARISON OF PORTFOLIO CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of October 31, 2003:


                                                            ACQUIRING FUND         ACQUIRED FUND
                                                            --------------         -------------
         Net Assets (thousands)                                $412,541               $32,206
         Number of Holdings                                       123                   120
         Portfolio Turnover Rate                                  103%                   99%
         As a percentage of net assets:
            Preferred Stocks                                      0.5%                  0.4%
            Common Stocks                                        95.0%                 94.1%
            Security Lending Collateral                          15.1%                 11.1%
            Liabilities in excess of other assets               (10.6)%                (5.6)%
                                                                -----                 -----
                                                                100.0%                100.0%
                                                                -----                 -----

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

                            ACQUIRING FUND                                          ACQUIRED FUND
          -------------------------------------------------------------------------------------------------------
          Samsung Electronics Co., Ltd.                   4.0%     United Technologies Corp.                  5.1%
          Citigroup, Inc.                                 3.5%     Abbott Laboratories                        4.4%
          Roche Holding AG                                3.0%     Omnicom Group, Inc.                        2.6%
          Time Warner, Inc.                               2.7%     Merrill Lynch & Co., Inc.                  2.6%
          HSBC Holdings PLC                               2.7%     Mattel, Inc.                               2.5%
          Reliance Industries Ltd. - GDR - 144A           2.3%     Lehman Brothers Holdings, Inc.             2.5%
          UBS AG - Registered Shares                      2.3%     American International Group, Inc.         2.4%
          Tyco International Ltd.                         2.2%     Analog Devices, Inc.                       2.2%
          Mitsubishi Tokyo Financial Group, Inc.          1.9%     Clear Channel Communications, Inc.         2.2%
          Credit Suisse Group                             1.7%     Marsh & McLennan Companies, Inc.           2.1%


RELATIVE PERFORMANCE -- The following table shows the average annual total return for Class A shares of each Fund and their common comparative index, MSCIWI. Average annual total return is shown for each calendar year since 2001 in the case of the Acquired Fund (which commenced operation in 2000) (please note: prior to September 15, 2003, Great Companies was the sole sub-adviser of Acquired Fund; Templeton became co-sub-adviser on that date) and since 1993 in the case of the Acquiring Fund (which commenced operation in 1992). The Index has an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

   CALENDAR YEAR/
    PERIOD ENDED      ACQUIRED FUND      ACQUIRING FUND           MSCIWI
   -------------      -------------      --------------          --------
      12/31/93              N/A              31.28%                23.13%
      12/31/94              N/A               0.62%                 5.58%
      12/31/95              N/A              20.03%                21.32%
      12/31/96              N/A              26.76%                14.00%
      12/31/97              N/A              20.44%                16.23%
      12/31/98              N/A              24.85%                24.80%
      12/31/99              N/A              63.31%                25.34%
      12/31/00              N/A             (17.72)%              (12.92)%
      12/31/01           (19.41)%           (23.53)%              (16.52)%
      12/31/02           (21.18)%           (27.00)%              (19.54)%
      12/31/03            27.37%             22.58%                33.76%

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk.

STOCKS. While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FOREIGN STOCKS. Investments in foreign securities (including ADRs, GDRs and
EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign investment risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing COUNTRY, SECTOR OR INDUSTRY FOCUS. (ACQUIRED FUND) To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests.

DERIVATIVES. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. Derivatives may involve additional risks and costs. Risks include: inaccurate market prediction; prices may not match; illiquid markets; tax consequences; and leveraging.

PROPRIETARY RESEARCH. (ACQUIRED FUND) Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

SMALLER COMPANIES. (ACQUIRED FUND) Templeton defines smaller companies as those with a market capitalization of less than $2 billion. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

PROPOSED NEW CO-SUB-ADVISERS TO ACQUIRING FUND
The Acquiring Fund is currently sub-advised by Janus. Upon the completion of the Reorganization, it is anticipated that Templeton and Great Companies will become sub-advisers of the Acquiring Fund, and the Acquiring Fund will be renamed TA IDEX Templeton Great Companies Global. There is no guarantee, however, that Templeton and Great Companies will serve as co-sub-advisers to the Acquiring Fund or that the Acquiring Fund will be renamed as indicated above, and the proposed replacement of Janus by Templeton and Great Companies is not contingent upon consummation of the Reorganization. Great Companies will serve as a co-sub-adviser to the Acquiring Fund if shareholders of the Acquiring Fund, at a separate meeting, vote to approve a Sub-Advisory Agreement among the Investment Adviser and Great Companies on behalf of the Acquiring Fund. Acquiring Fund shareholders do not have to approve the sub-advisory relationship with Templeton. Shareholders of the Acquired Fund are NOT being asked at this meeting to vote to approve Templeton and Great Companies as co-sub-advisers to the Acquiring Fund. If Templeton and Great Companies become co-sub-advisers of the Acquiring Fund, it is anticipated that the Acquiring Fund's investment objectives, strategies and risks will be revised to more closely resemble the investment objectives, strategies and risks of the Acquired Fund.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds would allow shareholders of the Acquired Fund to realize economies of scale and lower expenses. While the Reorganization will not affect the management fee payable with respect to the Acquiring Fund (as a percentage of the Fund's average daily net assets), the Investment Adviser may be deemed to have a material interest in the proposed Reorganization if Templeton and Great Companies become co-sub-advisers of the Acquiring Fund and shareholders of the Acquiring Fund approve a new sub-advisory agreement with Great Companies. In that event, combination of the Funds will relieve the Investment Adviser of its obligation to pay sub-advisory fees to Janus under the current sub-advisory agreement applicable to the Acquiring Fund (which fees are slightly higher than the sub-advisory fees payable to Great Companies/Templeton). In addition, should Great Companies become a co-sub-adviser to the Acquiring Fund, the Investment Adviser may be deemed to have a material interest in the proposed Reorganization because Great Companies, an affiliate of the Investment Adviser, will be receiving a portion of the sub-advisory fee instead of Janus. For further information on the fees and expenses of the Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES -- The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended October 31, 2003. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2003. Pro forma numbers are estimated in good faith and are hypothetical.


ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)



                                    DISTRIBUTION &                     TOTAL ANNUAL
                     MANAGEMENT     SERVICE (12B-1)      OTHER        FUND OPERATING      EXPENSE        NET OPERATING
                        FEES             FEES           EXPENSES         EXPENSES       REDUCTION(1)        EXPENSES
                     ----------     ---------------     --------      --------------    -----------      -------------
ACQUIRING FUND
Class A shares          1.00%            0.35%            0.72%           2.07%            0.00%              2.07%
Class B shares          1.00%            1.00%            0.72%           2.72%            0.00%              2.72%
Class C shares          1.00%            1.00%            0.72%           2.72%            0.00%              2.72%
Class L shares          1.00%            1.00%            0.72%           2.72%            0.00%              2.72%
Class M shares          1.00%            0.90%            0.72%           2.62%            0.00%              2.62%

ACQUIRED FUND
Class A shares          0.80%            0.35%            0.90%           2.05%            0.50%              1.55%
Class B shares          0.80%            1.00%            0.90%           2.70%            0.50%              2.20%
Class C shares          0.80%            1.00%            0.90%           2.70%            0.50%              2.20%
Class L shares          0.80%            1.00%            0.90%           2.70%            0.50%              2.20%
Class M shares          0.80%            0.90%            0.90%           2.60%            0.50%              2.10%

PRO FORMA -
ACQUIRING FUND
INCLUDING
ACQUIRED FUND
Class A shares          0.80%            0.35%            0.71%           1.86%            0.31%              1.55%
Class B shares          0.80%            1.00%            0.71%           2.51%            0.31%              2.20%
Class C shares          0.80%            1.00%            0.71%           2.51%            0.31%              2.20%
Class L shares          0.80%            1.00%            0.71%           2.51%            0.31%              2.20%
Class M shares          0.80%            0.90%            0.71%           2.41%            0.31%              2.10%



1. Through a contractual arrangement with the Fund, the Investment Adviser has agreed to limit the expenses of the Acquired Fund through 2/28/05 for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.20%. Acquiring Fund has no expense limitation; however, once the Reorganization is complete, an expense limitation of 1.20% through 2/28/05 will be imposed.

EXAMPLE -- This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.


                                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                           ------       -------       -------      --------
          ACQUIRING FUND

          Class A shares                    $748        $1,163        $1,602        $2,818
          Class B shares                    $775        $1,144        $1,540        $2,895
          Class C shares                    $275        $  844        $1,440        $3,051
          Class L shares                    $475        $  844        $1,440        $3,051
          Class M shares                    $461        $  906        $1,476        $3,024

          ACQUIRED FUND
          Class A shares                    $699        $1,112        $1,549        $2,761
          Class B shares                    $723        $1,091        $1,485        $2,838
          Class C shares                    $223        $  791        $1,385        $2,995
          Class L shares                    $423        $  791        $1,385        $2,995
          Class M shares                    $410        $  853        $1,422        $2,968

          PRO FORMA - ACQUIRING FUND
          INCLUDING ACQUIRED FUND

          Class A shares                    $699        $1,074        $1,473        $2,586
          Class B shares                    $723        $1,052        $1,408        $2,663
          Class C shares                    $223        $  752        $1,308        $2,823
          Class L shares                    $423        $  752        $1,308        $2,823
          Class M shares                    $410        $  815        $1,345        $2,796

You would pay the following expenses if you did not redeem your shares.


                                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                           ------       -------       -------      --------

          ACQUIRING FUND
          Class A shares                    $748        $1,163         $1,602        $2,818
          Class B shares                    $275        $844           $1,440        $2,895
          Class C shares                    $275        $844           $1,440        $3,051
          Class L shares                    $275        $844           $1,440        $3,051
          Class M shares                    $362        $906           $1,476        $3,024

          ACQUIRED FUND
          Class A shares                    $699        $1,112         $1,549        $2,761
          Class B shares                    $223        $791           $1,385        $2,838
          Class C shares                    $223        $791           $1,385        $2,995
          Class L shares                    $223        $791           $1,385        $2,995
          Class M shares                    $311        $853           $1,422        $2,968

          PRO FORMA - ACQUIRING FUND
          INCLUDING ACQUIRED FUND
          Class A shares                    $699        $1,074         $1,473        $2,586
          Class B shares                    $223        $752           $1,308        $2,663
          Class C shares                    $223        $752           $1,308        $2,823
          Class L shares                    $223        $752           $1,308        $2,823
          Class M shares                    $311        $815           $1,345        $2,796


GENERAL INFORMATION

Class A and Class M shares of the Acquired Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B, Class L and Class M shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization.

In addition, the period that the shareholder held shares of the Acquired Fund would be included in holding period of the Acquiring Fund's shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by shareholders. Likewise, Class M shares of the Acquiring Fund issued to a shareholder in connection with the reorganization will convert to Class A shares ten years after the date that the corresponding Class M shares of the Acquired Fund were purchased by shareholders.

Purchases of shares of the Acquiring Fund after the Reorganization will be subject to the charges described in the table below. This is the same structure that is currently in effect for the Acquired Fund.

TRANSACTION FEES ON NEW INVESTMENTS (FEES ARE PAID DIRECTLY FROM YOUR
INVESTMENT):

SHAREHOLDER FEES (fees paid directly from your investment) (Acquired Fund and Acquiring Fund)

                                                                                CLASS OF SHARES
                                                        ----------------------------------------------------------
                                                           A          B           C(B)         L           M(B)
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         5.50%       None         None        None        1.00%
(as a percentage of offering price)

Maximum deferred sales charge (load)                    None(a)    5.00%(c)       None      2.00%(d)      1.00%(e)
(as a percentage of offering price or redemption
proceeds, whichever is lower)



(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b)      Class C and Class M shares currently are closed to new investors.

(c) Purchases of Class B shares are subject to a declining contingent deferred sales charge if redeemed during the first six years of purchase (5%-1st year; 4% - 2nd year, 3% - 3rd year; 2% - 4th year; and 1% - 5th and 6th years).

(d) Purchases of Class L shares are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(e) Purchases of Class M Shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.


ADDITIONAL INFORMATION ABOUT ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER -- The Investment Adviser has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays an investment advisory fee monthly at the annual rate of 1.00% of the first $750 million of the fund's average daily net assets; 0.90% of the next $250 million of the fund's average daily net assets; and 0.85% of assets over $1 billion. In turn, the Investment Adviser has entered into a sub-advisory agreement with Janus to provide investment sub-advisory services to the Acquiring Fund. Pursuant to this agreement, Janus furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of IDEX's Board of Trustees and the Investment Adviser. For such services, the Investment Adviser pays a sub-advisory fee 0.50% of the first $750 million of the Acquiring Fund's average daily net assets; 0.45% of the next $250 million of the Acquiring Fund's average daily net assets; and 0.425% of assets over $1 billion.

Upon the completion of the Reorganization, it is anticipated that Templeton and Great Companies will become the sub-advisers of the Acquiring Fund. The Advisory Fee will be 0.80% of the first $500 million after Fund's average daily assets and 0.70% of assets over $500 million. In that event, it is anticipated that the Investment Adviser would pay sub-advisory fees at the following rates:
Templeton will receive 0.40% for assets that they manage up to $500 million. If the assets managed by Templeton are less than $500 million, Great Companies will receive 0.40% for the difference between Templeton's assets and the $500 million cap (up to the assets managed by Great Companies). For all assets above $500 million, Great Companies and Templeton each will receive 0.35% of the fund's average daily net assets for the portion of assets they respectively manage.

INVESTMENT PERSONNEL -- The following individual has responsibility for the day-to-day management of the Acquiring Fund:

LAURENCE J. CHANG, CFA, has served as manager of this fund since June 2003. From January 2000 until June 2003, Mr. Chang served as co-manager of this fund. Mr. Chang joined Janus Capital in 1993 as a research analyst.

PERFORMANCE OF THE ACQUIRING FUND -- The bar chart and table shown below provide an indication of the risks of investing in the Acquiring Fund by showing (on a calendar year basis) changes in the Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compare to those of a broad-based securities market index--the MSCIWI. Note that an index has an inherent performance advantage over the Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Class A shares of the Acquiring Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                                 ACQUIRING FUND

One year total return as of 12/31/03 (%)

                                    [GRAPH]

During the period shown in the chart, the Acquiring Fund's best quarterly performance was 43.29% for the quarter ended 12/31/99, and the Fund's worst quarterly performance was (20.96)% for the quarter ended 9/30/01.

The table below shows the average annual total returns of the Acquiring Fund for the periods shown. The table, which includes applicable sales charges, compares how the Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.


                                                                                                 Since Inception
December 31, 2003*                                    One Year      Five Year      Ten Year      OCTOBER 1, 1992
--------------------------------------------          --------      ---------      --------      ---------------
Acquiring Fund
 Return before taxes                                   15.84%        (2.77)%         7.18%           10.64%
 Return after taxes on distributions**                 15.84%        (3.13)%         6.10%            9.64%
 Return after taxes on distributions and sale          10.29%        (2.30)%         5.78%            9.11%
   of fund shares**
MSCIWI(1)                                              33.76%        (0.39)%         7.58%            8.69%

         * Returns reflect the maximum sales load of 5.50% and include the reinvestment of dividends and capital gains.

         ** The after tax returns are calculated using the historic highest individual federal; marginal income tax rates and do not reflect the impact of state and local taxes.

         (1) The MSCIW Index is a widely recognized market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S.

Additional information about the Acquiring Fund is included in the section, "More Information Regarding the Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class A, B, C, L and M shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C, L and M shares of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund. In the interest of economy and convenience, shares of the Acquiring Fund will not be represented by physical certificates.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interest previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, strategies and risks that are similar in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base, and which may allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio at the same level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Trustees of IDEX for consideration and approval at a meeting held on December 2, 2003. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of IDEX, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

BOARD CONSIDERATIONS -- The Board of Trustees of IDEX, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment;

2. the Reorganization would allow shareholders of the Acquired Fund to continue to participate in a professionally-managed portfolio. As shareholders of the Acquiring Fund, these shareholders would continue to be able to exchange into other mutual funds in the large IDEX fund complex that offer the same class of shares in which a shareholder currently invests;

3. the Investment Adviser's undertaking to limit the expenses of the Acquiring Fund to 1.20%, excluding 12b-1 fees, of its average daily net assets through February 28, 2005, subject to possible recoupment or revision in future years.

4. the Reorganization would not dilute the interests of either Funds' current shareholders;

5. the relative investment performance and comparable risks of the Acquiring Fund as compared to the Acquired Fund;

6. the similarity of the Acquiring Fund's investment objectives, policies and restrictions to those of the Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;

7. elimination of duplication of costs and inefficiencies of having two similar Funds; and

8. the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, the Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of the same class of shares to shareholders, IDEX will terminate the Acquired Fund as a series of IDEX.

EXPENSES OF THE REORGANIZATION -- The Investment Adviser will bear the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. IDEX is governed by a Board of Trustees. The IDEX Board of Trustees consists of eleven individuals, eight of whom are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trustees are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Trustees of investment companies in the 1940 Act and under state law.

DISTRIBUTOR -- AFSG Securities Corporation ("AFSG" or the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION -- The following table shows on an unaudited basis the capitalization of each Fund as of October 31, 2003 and on a pro forma basis as of October 31, 2003, giving effect to the Reorganization:


                                                             NET ASSETS        NET ASSET         SHARES OUTSTANDING
                                                            (THOUSANDS)     VALUE PER SHARE         (THOUSANDS)
                                                            -----------     ---------------      ------------------
ACQUIRING FUND

Class A Shares                                                $189,046            $21.41               8,829
Class B Shares                                                $153,046            $20.25               7,556
Class C Shares                                                $ 18,495            $20.25                 913
Class L Shares                                                $    163            $20.25                   8
Class M Shares                                                $ 51,791            $20.31               2,550

ACQUIRED FUND

Class A Shares                                                $ 26,177            $ 6.90               3,793
Class B Shares                                                $  3,877            $ 6.74                 575
Class C Shares                                                $  1,292            $ 6.74                 192
Class L Shares                                                $    137            $ 6.74                  20
Class M Shares                                                $    723            $ 6.77                 107

PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED FUND

Class A Shares                                                $215,223            $21.41              10,051
Class B Shares                                                $156,923            $20.25               7,748
Class C Shares                                                $ 19,787            $20.25                 977
Class L Shares                                                $    300            $20.25                  15
Class M Shares                                                $ 52,514            $20.31               2,586


(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

GENERAL INFORMATION

SOLICITATION OF PROXIES -- Proxies are being solicited at the request of the IDEX Board of Trustees. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 12, 2004. In addition to the solicitation of proxies by mail, employees of IDEX and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained ALAMO Direct (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Fund may receive a telephone call from the Solicitor asking the shareholder to vote. The estimated costs for the services of the Solicitor are estimated to be approximately $13,742, plus applicable postage.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should shareholder require additional information regarding the proxy or require replacement of the proxy, they may contact IDEX Customer Service toll-free at (888) 233-4339.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting of the Acquired Fund shareholders in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal, and may vote in their discretion with respect to other matters not now known to the IDEX Board of Trustees that may be presented at the Special Meeting.

VOTING RIGHTS -- Only shareholders of the Acquired Fund at the close of business on February 27, 2004 (the "Record Date") are entitled to vote (with respect to their shares owned as of that Record Date) at the Special Meeting or any adjournment thereof. (Shareholders of the Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.) At the close of business on Record Date, there were ___ shares of the Acquired Fund issued and outstanding and entitled to vote.

Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Acquired Fund entitled to vote thereon.

The Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Special Meeting, IDEX expects that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

Security Ownership. To the knowledge of IDEX, as of February 27, 2004, no Trustee of IDEX beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Trustees of IDEX beneficially owned, as a group, less than 1% of the shares of either Fund.

Appendix B hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of the Acquired Fund.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Funds do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS -- IDEX is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by IDEX management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual Special Meeting or to be submitted to shareholders of IDEX.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- IDEX is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.




                                              John K. Carter, Esq.
                                              Senior Vice President,
                                              Secretary & General Counsel

March 10, 2004

                    MORE INFORMATION REGARDING ACQUIRING FUND


                             SHAREHOLDER INFORMATION

This Proxy Statement/Prospectus relates to the separate classes of shares of the Acquiring Fund: Class A, Class B, Class C, Class L and Class M, each of which represents an identical interest in the Acquiring Fund's investment portfolio, but is offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Acquiring Fund shares issued to you in the Reorganization will be the same as those that applied to the Acquired Fund shares held by you immediately prior to the Reorganization, and the period that you held the Acquired Fund shares will be included in the holding period of the Acquiring Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Acquiring Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

Shares of the Acquiring Fund will be available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Acquiring Fund.

NOTE: CLASS C AND CLASS M SHARES ARE CLOSED TO NEW INVESTORS.

OPENING AN ACCOUNT

If you are opening a fund account through a registered representative, he or she can assist you with all phases of your investment.

If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, you do not need additional documentation.

IDEX or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege.

NEW ACCOUNT APPLICATION

Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or visiting www.idexfunds.com. You can avoid future inconvenience by signing up for any services you think you may later use.

Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.

There are many ways that you can pay for your shares. The minimum initial purchase per fund and per class is $1,000. There is a $50 minimum on additional purchases. Purchases through regular investment plans, like the Automatic Investment Plan, have no minimum to open an account, but you must invest at least $50 monthly per fund.

The Securities and Exchange Commission (SEC) is taking an active interest in money laundering because money laundering presents a serious risk to the soundness of financial markets, opens financial service firms to criminal liability, and can ruin the reputation of implicated firms. IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by AEGON/Transamerica Investor Services, Inc. (ATIS). Prior to September 26, 2002, ATIS was named Idex Investor Services, Inc.

SHARE TRANSACTIONS

Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.

HOW TO SELL SHARES

Your request to sell your shares and receive payment may be subject to:

         - the privileges or features established on your account such as a systematic withdrawal plan (SWP) or telephone transactions

         - the type of account you have, and if there is more than one owner

         - the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee

         - a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.

There are several ways to request redemption of your shares:

         -        in writing (by mail or fax)

         -        by internet access to your account(s) at www.idexfunds.com

         - by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases will be held at IDEX until your funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

CHECKWRITING SERVICE. (For Class A and Class C shares of IDEX Transamerica Money Market only). If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. The fund will send you checks when it receives these properly completed documents. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook to be delivered overnight, you will incur a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the IDEX designated bank for its checkwriting service. IDEX has chosen UMB Bank n.a. as its designated bank for this service. UMB Bank, n.a. or its bank affiliate (the "Bank") is appointed agent by the person(s) signing the IDEX application or authorization form (the "Investor(s)") and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for tax-qualified retirement plans or Class B, Class L or Class M shares of IDEX Transamerica Money Market.

HOW TO EXCHANGE SHARES

You can exchange $1,000 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange. The minimum exchange to a new account is $1,000 unless an automatic investment plan is established on the new account.

Prior to making exchanges into a fund that you do not own, read this prospectus carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

         - Class T shares may be exchanged for only Class A shares of any IDEX fund, other than IDEX Janus Growth. Class A shares of all IDEX funds are subject to distribution and service (12b-1) fees.

         - You may not exchange other classes of shares of the IDEX funds for Class T shares.

         - IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

MARKET TIMING/EXCESSIVE TRADING

IDEX DOES NOT PERMIT MARKET TIMING OR EXCESSIVE TRADING AND HAS ADOPTED SPECIAL POLICIES TO DISCOURAGE THIS ACTIVITY. IF YOU WISH TO ENGAGE IN SUCH PRACTICES, WE REQUEST YOU DO NOT ATTEMPT TO PURCHASE SHARES OF ANY OF THE FUNDS.

Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are borne by all shareholders, including the long-term investors who do not generate these costs.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) will be considered excessive trading, although each fund reserves the right to impose restrictions even if there are less frequent transactions.

Specifically, each fund reserves the right to reject any request to purchase or exchange shares that it determines may be disruptive to efficient fund management and harmful to existing shareholders. Such a request could be rejected because of the timing of the investment or because a history of excessive trading by the shareholder or accounts under common control.

OTHER ACCOUNT INFORMATION

MINIMUM PURCHASES

         -        Initial Investment Per Fund and Per Class: $1,000;

         -        Subsequent Purchases: $50.

If your check, draft or electronic transfer is returned unpaid by your bank, the Fund may charge a $15 fee.

PRICING OF SHARES

Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.

The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.

If IDEX receives your request in good order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.

In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, IDEX reserves the right to close such accounts. However, IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

         -        accounts opened within the preceding 24 months

         - accounts with an active monthly Automatic Investment Plan ($50 minimum per fund)

         - accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more

         - accounts in which the balance of all accounts for that household exceeds $5000

                  If your balance is below $1,000             $25.00  (annualized) until balance reaches $1,000
                                                              or if the balance falls below $25.00 the account
                                                              will be liquidated, as a fee.

TELEPHONE TRANSACTIONS

IDEX and ATIS are not liable for complying with telephone instructions which are deemed by them to be genuine. IDEX and ATIS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where IDEX or ATIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. IDEX has the right to modify the telephone redemption privilege at any time.

Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by IDEX. Your financial professional will answer any questions that you may have regarding such fees.

REDEMPTIONS TRANSACTIONS PAID BY BANK WIRE

In most cases, IDEX can send your redemption money via a federal funds bank wire. IDEX charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call IDEX Customer Service (1-888-233-IDEX (4339)) or see the SAI.

EMPLOYEE SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your Financial Advisor must notify IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation received from your employer will be used to properly allocate your contributions. This documentation will supersede all other prior instructions received from you or your Financial Advisor. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

REINVESTMENT PRIVILEGE

Within a 90 day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to IDEX along with your check for your reinvestment privileges.

STATEMENTS AND REPORTS

IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years.

SHARE CERTIFICATES

IDEX does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by IDEX, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.

PERSONAL SECURITIES TRADING

IDEX permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of IDEX. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The IDEX sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect IDEX.

DISTRIBUTIONS AND TAXES

Each of the funds intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS FROM IDEX

The following summary does not apply to:

    -   qualified retirement accounts

    -   tax-exempt investors; or

    -   exempt-interest distributions from IDEX Federated Tax Exempt

Fund distributions are taxable to you as ordinary income to the extent they are attributable to a fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal maximum rate of 20%) to the extent they are attributable to the fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder of the fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a fund in January may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from IDEX.

TAXES ON THE SALE OF SHARES

Any sale or exchange or redemption of fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement or other tax-advantaged account). You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares based upon the difference between your cost (basis) in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

WITHHOLDING TAXES

IDEX will be required to withhold 30% of any reportable income payments made to a shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided IDEX with an accurate taxpayer identification number in the manner required by IRS regulations.

Please note that starting January 1, 2004, the withholding amount will change to 29%.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check we issue related to your account is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your open account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right to not issue checks under a specified amount. For accounts with the CASH BY CHECK dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued, though the account option for future distributions will remain unchanged, subject to the preceding paragraph.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends, capital gains and redemptions may be subject to non-resident alien withholding.

Additionally, a valid IRS W-8 form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required if a U.S. address is indicated or if your permanent address is not the same as your mailing address. Please see the instructions on one of the new series of IRS W-8 forms.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in IDEX.

INVESTMENT POLICY CHANGES

IDEX Transamerica Equity, IDEX Jennison Equity Opportunity, IDEX PBHG Mid Cap Growth, IDEX Isabelle Small Cap Value, IDEX T. Rowe Price Small Cap, IDEX Great Companies -- Technology(SM), IDEX T. Rowe Health Sciences, IDEX PIMCO Real Return TIPS, IDEX Janus Flexible Income, IDEX Transamerica Conservative High-Yield Bond, IDEX Transamerica Convertible Securities, and IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

HOW TO BUY SHARES                   TO OPEN A NEW ACCOUNT (FIRST-TIME IDEX INVESTORS)
By Mail                             Send  your completed application and check payable to:
                                    AEGON/Transamerica Investor Services, Inc., P.O. Box 9015,
                                    Clearwater, Florida 33758-9015;
                                    For Overnight Delivery: 570 Carillon Parkway,
                                    St. Petersburg, Florida 33716

Through an Authorized Dealer        The dealer is responsible for opening your account and providing IDEX with your
                                    Taxpayer ID Number. The minimum order from an authorized dealer is $1,000 for all funds.

By Automatic Investment Plan        Send your completed application, along with a check for your initial investment
                                    (if any), payable to AEGON/Transamerica Investor Services, Inc., P.O. Box 9015,
                                    Clearwater, Florida 33758-9015.

                                    TO ADD TO YOUR EXISTING ACCOUNT

By Check                            Make your check payable to AEGON/Transamerica Investor Services, Inc. and mail it to: P.O. Box 9015, Clearwater, FL 33758-9015; or, for overnight delivery: 570
                                    Carillon Parkway, St. Petersburg, FL 33716. Third party checks, or checks endorsed to IDEX, will not be accepted. All checks must be made payable to AEGON/Transamerica
                                    Investor Services, Inc. IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by ATIS. NOTE: IDEX is also unable to process check conversion transactions.

By Automatic Investment Plan        With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Your bank may require a 10-day pre-note. Call or write IDEX Customer Service to establish an AIP.

By Telephone                        The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select
                                    "Electronic Bank Link" on the Application or write to IDEX. Funds can then be transferred electronically from your bank to IDEX. Call IDEX Customer Service to invest by phone, either through our automated IDEX InTouch(SM) system (1-888-233-IDEX
                                    (4339)), or by speaking directly with your representative. Your bank may require a
                                    10-day pre-note. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request.

Through Authorized Dealers          If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. The dealer's bank may charge you for a wire transfer. (IDEX currently does not charge for this service.)
                                    IDEX must receive your payment within three business days after your order is accepted.

By the Internet                     You may request a transfer of funds from your bank account to IDEX. Visit our website at www.idexfunds.com. Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request. Please contact IDEX at www.idexfunds.com.

By Payroll Deduction                You may have money transferred regularly from your payroll to your IDEX account.
                                    Please instruct your employer's payroll department to do so. Call IDEX Customer
                                    Service (1-888-233-IDEX (4339)) to establish this deduction.

By Wire Transfer                    Request that your bank wire funds to IDEX. You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of
                                    America, NA, Tampa, FL, ABA# 063100277, Credit: AEGON/Transamerica Investor Services
                                    Acct #: 3601194554, Ref: Shareholder name, IDEX fund and account numbers.

TO RECEIVE PAYMENT BY               HOW TO REQUEST YOUR REDEMPTION
Direct Deposit -- ACH (only for     Call IDEX Customer Service (1-888-233-IDEX (4339)) to verify that this feature is
 accounts that are not qualified    in place on your account. Maximum amount per day is the lesser of your balance or
 retirement plans)                  $50,000. Request an "ACH redemption" in writing, by phone (automated IDEX InTouch(SM)
                                    system (1-888-233-IDEX (4339)) or person-to-person), or by internet access to your account. Payment should usually be received by your bank account 3-5 banking days after your request. IDEX does not charge for this payment option. Certain IRAs and
                                    Qualified Plans may not be eligible for ACH redemptions.

Direct Deposit (electronic funds    Call IDEX Customer Service (1-888-233-IDEX (4339)) to be sure this feature is in
 transfer-federal funds bank        place on  your account. Maximum amount per day is the lesser of your available
 wire)                              balance or $50,000 (with a minimum of $1,000). Request an "Expedited Wire
                                    Redemption" in writing, or by phone (person-to-person request). Payment should be received by your bank account the next banking day after your request. IDEX charges
                                    $10 for this service. Your bank may charge a fee as well.

Check to the address of record      WRITTEN REQUEST:
                                    Send a letter requesting a withdrawal to IDEX and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: AEGON/Transamerica Investor Services, Inc., P.O. Box
                                    9015, Clearwater, FL 33758-9015. Attention: Redemptions. Be sure to include all account owners' signatures and any additional documents, as well as a signature guarantee(s) if required (see "How To Sell Shares").

                                    TELEPHONE OR INTERNET REQUEST:
                                    If your request is not required to be in writing (see "How To Sell Shares"), you may call IDEX Customer Service (1-888-233-IDEX (4339)) and make your request using the automated IDEX InTouch(SM) system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.

                                    If you request that a withdrawal check to be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.

                                    For your protection, if an address change was made in the last 10 days, IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.


Check to another party/address      This request must be in writing, regardless of amount, with all account owners'
                                    signatures guaranteed. Mail to: AEGON/Transamerica Investor Services, Inc., P.O. Box
                                    9015, Clearwater, FL 33758-9015. Attention: Redemptions.

Periodic automatic payment (by      You can establish a Systematic Withdrawal Plan (SWP) either at the time you open
  direct deposit-ACH or check)      your account or at a later date. Call IDEX Customer Service (1-888-233-IDEX (4339))
                                    for assistance. You must have a minimum balance of $10,000 in your fund.

By Exchange                         You may request an exchange in writing, by phone (automated IDEX InTouch(SM) system
                                    (1-888-233-IDEX (4339)) or person-to-person), or by accessing your account through the internet.

 Through an Authorized Dealer       You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call IDEX Customer Service
                                    (1-888-233-IDEX (4339)) for assistance.


NOTE: Purchases must be held at IDEX until the funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.


CHOOSING A SHARE CLASS

IDEX offers five share classes, each with its own sales charge and expense structure. (An additional class, Class T, is offered through IDEX Janus Growth, but Class T shares are not available to new investors.) The Class M shares have an initial sales charge of 1.00% and a contingent deferred sales charge (CDSC) of 1.00% if you redeem within 18 months of purchase. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

IDEX began offering the current Class C share on November 1, 1999. This new Class C share has no initial or deferred sales charges. All shares that were designated as Class C shares prior to March 1, 1999, which then converted to Class M shares on that date, will continue as Class M shares. Effective November 11, 2002, Class C and Class M shares were closed to new investors.

IDEX also began offering Class L shares on November 11, 2002. Class L shares have no initial sales charge and a contingent deferred sales charge of 2.00% if you redeem within the first 12 months of purchase and 1.00% if you redeem in the second 12 months.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A, Class L or Class M shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 6 years) or Class C shares (if you plan to invest for a period of less than 6 years).

IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A IDEX Transamerica Money Market purchases.

If you are investing $1 million or more (either as a lump sum or through any of the methods described in this prospectus), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a 401k plan.

Also, for 401k plans only, IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1 million.


CLASS C SHARES -                                  CLASS M SHARES -
                                                   (CLOSED TO NEW          CLASS L SHARES -    (CLOSED TO NEWCLASS T SHARES -
   CLASS A SHARES -           CLASS B SHARES -       INVESTORS)                LEVEL AND         INVESTORS)(CLOSED TO NEW
      FRONT LOAD                  BACK LOAD          LEVEL LOAD                BACK LOAD         LEVEL LOAD INVESTORS)
- Initial sales               No up-front              No up-front          No up-front         Initial           Initial
     charge of 5.50%          sales                    sales                sales               sales charge of   sales charge of
     (except for IDEX         charge                   charge               charge              1.00%             8.50% or
     Janus Flexible                                                                                               less
     Income, IDEX             Deferred                 No deferred          12b-1               12b-1
     Transamerica             sales charge of          sales                distribution        distribution      - No 12b-1
     Conservative             5.00% or                 charge               and service         and service       distribution
     High-Yield Bond,         less on                                       fees of             fees of           and
     IDEX PIMCO Total         shares you               - 12b-1              1.00%*              0.90%*            service
     Return, IDEX             sell within              distribution                             (except for       fees
     PIMCO Real               6 years                  and service          - Deferred          the IDEX
     Return TIPS,             (see                     fees of              sales charge of     Federated         - Sales
     IDEX                     deferred                 1.00%*               2.00% if            Tax Exempt,       charge
     Transamerica             sales                                         you sell            whose 12b-1       percentage
     Convertible              charge                   - No                 within 12           distribution      can be
     Securities and           table)                   conversion to        months of           and service       reduced in
     IDEX Federated                                    Class A              purchase,           fee is            the same
     Tax Exempt which         - 12b-1                  shares;              and 1.00%           0.60%)            four ways
     is 4.75%) or             distribution             expenses do          if you sell                           as Class A
     less                     and service              not                  within the          - Deferred        Shares
                              fees of                  decrease             2nd 12              sales charge of   (see Class
- no initial sales            1.00%*                                        months of           1.00% if          A Share
     charge for IDEX                                                        purchase            you sell          Quantity
     Transamerica             - Automatic                                                       within 18         Discounts
     Money Market             conversion                                                        months of         Table)
                              to Class A                                                        purchase
- Discounts of                shares
     sales charge for         after 8                                                           - Automatic
     larger                   years,                                                            conversion
     investments (see         reducing                                                          to Class A
     Class A Share            future                                                            Shares
     Quantity                 annual                                                            after 10
     Discount Table)          expenses                                                          years,
                                                                                                reducing
- 12b-1                                                                                         future
     distribution and                                                                           annual
     service fees of                                                                            expenses
     0.35%*

- Lower annual
     expenses than
     Class B, C or M
     shares due to
     lower 12b-1
     distribution and
     service fees


*See the asset allocation funds for additional information regarding 12b-1 fees.

CLASS B SHARES -- BACK LOAD

Class B shares are sold in amounts up to $250,000 per fund. With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for six years or less, as described in the table below.

Class B shares automatically convert to Class A shares after 8 years, lowering annual expenses from that time on.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

YEAR AFTER PURCHASING                                            AS A % OF DOLLAR AMOUNT (SUBJECT TO CHANGE)
---------------------                                            -------------------------------------------
    First                                                                           5%
    Second                                                                          4%
    Third                                                                           3%
    Fourth                                                                          2%
    Fifth                                                                           1%
    Sixth                                                                           1%
    Seventh and Later                                                               0%

CLASS C SHARES -- LEVEL LOAD

(Closed to new investors)

With Class C shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year. (Except for the asset allocation funds.)

CLASS L SHARES -- LEVEL LOAD

With Class L shares, you pay no initial sales charge. You will pay a 2% CDSC if shares are redeemed during the first 12 months, and a 1.00% CDSC if redeemed during the second 12 months.

AFSG may enter into agreements with brokers and dealers whereby such shares may be subject to a CDSC for one year only, not the twenty-four month period otherwise applicable to Class L shares.

CLASS M SHARES -- LEVEL LOAD

(Closed to new investors)

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:

         -        Substantial investments receive lower sales charge rates.
                  Please see the SAI for details on these reductions.

         - The "rights of accumulation" allows you, your spouse and minor children to include existing Class A shares (or Class T shares of IDEX Janus Growth) as part of your current investments for sales charge purposes. Certain qualified groups are also eligible for rights of accumulation.

         - A "letter of intent" allows you to count all Class A share investments in an IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.

         -        By investing as part of a qualified group.



                        CLASS A SHARE QUANTITY DISCOUNTS
        (ALL FUNDS EXCEPT IDEX JANUS FLEXIBLE INCOME, IDEX TRANSAMERICA
          CONSERVATIVE HIGH-YIELD BOND, IDEX PIMCO TOTAL RETURN, IDEX
       PIMCO REAL RETURN TIPS, IDEX TRANSAMERICA CONVERTIBLE SECURITIES,
         IDEX FEDERATED TAX EXEMPT AND IDEX TRANSAMERICA MONEY MARKET)

                                                          SALES CHARGE AS %      SALES CHARGE AS %
                       AMOUNT OF PURCHASE                 OF OFFERING PRICE      OF AMOUNT INVESTED
               ---------------------------------          -----------------      ------------------
               Under $50,000                                    5.50%                   5.82%
               $50,000 to under $100,000                        4.75%                   4.99%
               $100,000 to under $250,000                       3.50%                   3.63%
               $250,000 to under $500,000                       2.75%                   2.83%
               $500,000 to under $1,000,000                     2.00%                   2.04%
               $1,000,000 and over                              0.00%                   0.00%


                        CLASS A SHARE QUANTITY DISCOUNTS
     (IDEX JANUS FLEXIBLE INCOME, IDEX TRANSAMERICA CONVERTIBLE SECURITIES,
           IDEX PIMCO TOTAL RETURN, IDEX PIMCO REAL RETURN TIPS, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND & IDEX FEDERATED TAX EXEMPT)


                                                          SALES CHARGE AS %      SALES CHARGE AS %
                       AMOUNT OF PURCHASE                 OF OFFERING PRICE      OF AMOUNT INVESTED
               ---------------------------------          -----------------      ------------------
               Under $50,000                                    4.75%                   4.99%
               $50,000 to under $100,000                        4.00%                   4.17%
               $100,000 to under $250,000                       3.50%                   3.63%
               $250,000 to under $500,000                       2.25%                   2.30%
               $500,000 to under $1,000,000                     1.25%                   1.27%
               $1,000,000 and over                              0.00%                   0.00%

WAIVERS OF SALES CHARGES

WAIVER OF CLASS A AND CLASS T SALES CHARGES

         Class A and Class T shares may be purchased without a sales charge by:

         - Current or former IDEX trustees, directors, officers, full-time employees or sales representatives of IDEX, ATFA, any of the sub-advisers or any of their affiliates

         - Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ATFA.

         - Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

         - "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with IDEX or AFSG.

         Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS L, CLASS M, AND CLASS T REDEMPTION CHARGES

         You will not be assessed a sales charge for shares if you sell in the following situations

         - Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.

         - Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined).

         - On redemptions made under the Fund's systematic withdrawal plan (may not exceed 12% of the account value on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

         - If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Investment Adviser serves as the investment adviser for the Acquiring Fund. The investment adviser hired Janus, as sub-adviser, to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Adviser is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. The Distributor is an affiliate of ATFA and the Fund.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits IDEX and its investment adviser, the Investment Adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

The Order was issued to ATSF and is applicable to all open-end management investment companies advised by the Investment Adviser, or a person controlling, controlled by, or under common control with the Investment Adviser. ATSF and IDEX are affiliates and both are advised by the Investment Adviser; thus the Order includes both ATSF and IDEX. IDEX will also refer to this Order for any of the transactions listed above.

DISTRIBUTIONS AND DIVIDENDS

The Acquiring Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the respective class of the Acquiring Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.


                    FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
                 For a Share Outstanding Throughout Each Period

The Acquiring Fund. The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the IDEX financial statements, are included in the IDEX Annual Report, which is available upon request.




                                                      INVESTMENT OPERATIONS                          DISTRIBUTIONS
                           NET ASSET     ----------------------------------------------  ------------------------------------------
               YEAR OR       VALUE,             NET         NET REALIZED                   FROM NET     FROM NET
               PERIOD      BEGINNING        INVESTMENT     AND UNREALIZED   TOTAL         INVESTMENT    REALIZED          TOTAL
              ENDED(d)(g)  OF PERIOD       INCOME (LOSS)    GAIN (LOSS)   OPERATIONS        INCOME    CAPITAL GAINS   DISTRIBUTIONS
   --------------------------------------------------------------------------------------------------------------------------------

   Class A   10/31/2003      $19.06           $(0.05)         $  2.40       $  2.35          $ --       $    --         $   --
             10/31/2002       23.67            (0.08)           (4.53)        (4.61)           --            --             --
             10/31/2001       40.20            (0.07)          (13.99)       (14.06)           --         (2.47)         (2.47)
             10/31/2000       33.80               --             7.53          7.53            --         (1.13)         (1.13)
             10/31/1999       24.09             0.22             9.49          9.71            --            --             --
   --------------------------------------------------------------------------------------------------------------------------------
   Class B   10/31/2003       18.14            (0.17)            2.28          2.11            --            --             --
             10/31/2002       22.71            (0.22)           (4.35)        (4.57)           --            --             --
             10/31/2001       38.97            (0.27)          (13.52)       (13.79)           --         (2.47)         (2.47)
             10/31/2000       32.98            (0.41)            7.53          7.12            --         (1.13)         (1.13)
             10/31/1999       23.62            (0.13)            9.49          9.36            --            --             --
   --------------------------------------------------------------------------------------------------------------------------------
   Class C   10/31/2003       18.14            (0.17)            2.28          2.11            --            --             --
             10/31/2002       22.72            (0.22)           (4.36)        (4.58)           --            --             --
             10/31/2001       38.98            (0.27)          (13.52)       (13.79)           --         (2.47)         (2.47)
             10/31/2000       32.98            (0.40)            7.53          7.13            --         (1.13)         (1.13)
   --------------------------------------------------------------------------------------------------------------------------------
   Class L   10/31/2003       18.00            (0.17)            2.42          2.25            --            --             --
   --------------------------------------------------------------------------------------------------------------------------------
   Class M   10/31/2003       18.18            (0.15)            2.28          2.13            --            --             --
             10/31/2002       22.72            (0.20)           (4.34)        (4.54)           --            --             --
             10/31/2001       38.94            (0.24)          (13.51)       (13.75)           --         (2.47)         (2.47)
             10/31/2000       32.91            (0.37)            7.53          7.16            --         (1.13)         (1.13)
             10/31/1999       23.56            (0.14)            9.49          9.35            --            --             --


                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                            -------------------------------------------------------

                                                               NET ASSETS,  RATIO OF EXPENSES TO    NET INVESTMENT
                            YEAR OR     NET ASSET                END OF     AVERAGE NET ASSETS(a)  INCOME (LOSS) TO
                            PERIOD      VALUE, END   TOTAL       PERIOD     ---------------------      AVERAGE         PORTFOLIO
                            ENDED(g)    OF PERIOD   RETURN(c)    (000'S)     NET(e)      TOTAL(f)   NET ASSETS(a)   TURNOVER RATE(b)

              ---------------------------------------------------------------------------------------------------------------------
              Class A     10/31/2003     $21.41        12.33%   $ 189,046      2.07%       2.07%         (0.26)%            103%
                          10/31/2002      19.06       (19.46)     225,722      1.88        1.88          (0.34)              72
                          10/31/2001      23.67       (37.08)     374,626      1.63        1.63          (0.24)              79
                          10/31/2000      40.20        22.26      749,671      1.64        1.64          (0.56)              53
                          10/31/1999      33.80        40.31      487,787      1.73        1.73          (0.22)             145
              ---------------------------------------------------------------------------------------------------------------------
              Class B     10/31/2003      20.25        11.57      153,046      2.72        2.72          (0.91)             103
                          10/31/2002      18.14       (20.09)     193,259      2.53        2.53          (0.99)              72
                          10/31/2001      22.71       (37.58)     320,693      2.28        2.28          (0.89)              79
                          10/31/2000      38.97        21.62      614,789      2.29        2.29          (1.21)              53
                          10/31/1999      32.98        39.62      283,847      2.38        2.38          (0.87)             145
              ---------------------------------------------------------------------------------------------------------------------
              Class C     10/31/2003      20.25        11.57       18,495      2.72        2.72          (0.91)             103
                          10/31/2002      18.14       (20.09)      27,332      2.53        2.53          (0.99)              72
                          10/31/2001      22.72       (37.58)      54,221      2.28        2.28          (0.89)              79
                          10/31/2000      38.98        21.62      116,071      2.29        2.29          (1.21)              53
              ---------------------------------------------------------------------------------------------------------------------
              Class L     10/31/2003      20.25        12.50          163      2.72        2.72          (0.92)             103
              ---------------------------------------------------------------------------------------------------------------------
              Class M     10/31/2003      20.31        11.72       51,791      2.62        2.62          (0.81)             103
                          10/31/2002      18.18       (20.00)      77,884      2.43        2.43          (0.89)              72
                          10/31/2001      22.72       (37.48)     149,070      2.18        2.18          (0.79)              79
                          10/31/2000      38.94        21.72      306,667      2.19        2.19          (1.11)              53
                          10/31/1999      32.91        39.73      155,147      2.28        2.28          (0.77)             145


Notes to Financial Highlights

(a)    Annualized.

(b)    Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Acquiring Fund's offering of share classes C and L are as follows:
       Class C - November 1, 1999
       Class L - November 11, 2002

                                   APPENDIX A


                       AGREEMENT & PLAN OF REORGANIZATION


THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 2nd day of December 2003 by IDEX Mutual Funds (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of IDEX Janus Global (the "Acquiring Fund") and IDEX Templeton Great Companies Global (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Class A, Class B, Class C, Class L and Class M voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Trustees of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Trustees of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

       1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

       1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class L and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

       1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

       1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.     VALUATION

       2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Trustees.

       2.2 The net asset value of a Class A, Class B, Class C, Class L or Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Trustees.

       2.3 The number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Class A, Class B, Class C, Class L and Class M shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

       2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for IDEX.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be April 30, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

       3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

       3.3 AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class L and Class M shares owned by each such shareholder immediately prior to the Closing.

       3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

              (a) Acquired Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the state of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

              (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                     (i) a material violation of the Company's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

              (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

              (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

              (j) Since October 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

              (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

              (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

              (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

       4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

              (a) Acquiring Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

              (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

              (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

              (i) Since October 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

              (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

              (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund

                     Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

              (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

              (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

              (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.     COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

       5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

       5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

       5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.4 Acquired Fund covenants that the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

       5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

       5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

       5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares received at the Closing.

       5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

       5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

       5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

       The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

       6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

       6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

       The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

       7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

       7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

       7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
       ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

       8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

       8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.    TERMINATION

       This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.    AMENDMENTS

       This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

       13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

       13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

       13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

       13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

       13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Declaration of Trust of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                   IDEX Mutual Funds

                                   By: /s/ Brian C. Scott
                                   Name:  Brian C. Scott

                                   Title:  President & Chief Executive Officer

                                   APPENDIX B

                          REPORT FOR IDEX JANUS GLOBAL

SET FORTH BELOW IS AN EXCERPT FROM THE IDEX ANNUAL REPORT, DATED OCTOBER 31, 2003, REGARDING THE ACQUIRING FUND'S PERFORMANCE:

MARKET ENVIRONMENT

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multiyear lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery.

Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index ("MSCI Index") posted a 24.32% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.57%. Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom ("U.K.") followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well.

The Dow Jones Industrial Average ended the period up 19.50% and the broad-based Standard & Poor's 500 Index climbed 20.79%.More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the twelve months.

PERFORMANCE
For the year ended October 31, 2003, IDEX Janus Global underperformed its benchmark, the MSCI Index, which returned 24.32%.

MANAGER'S OVERVIEW

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE? The top performer for the portfolio over the past twelve months was South Korean maker of semiconductors, LCDs and cellular phones, Samsung Electronics Co., Ltd. InterActiveCorp, formerly known as USA Interactive, was also a big winner for the portfolio. InterActiveCorp is a multi-brand interactive commerce company with interests in well-known names including HSN, formerly Home Shopping Network, Ticketmaster, and Expedia.com. Also on the positive side were financial powerhouses Citigroup Inc. and UBS AG, both having rebounded nicely from 2003 lows set late in the first quarter. Lastly, a relatively new addition to the portfolio, Japanese bank Mitsubishi Tokyo Financial Group, Inc., contributed to the positive results of the portfolio during this twelve-month period.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON THE FUND'S PERFORMANCE?
The largest drag on performance came from Japanese electronics manufacturer Sony Corporation, which after seeing its stock price suffer a major setback in April, has struggled back towards, but not yet reached, previous valuation levels. Also detracting from results were Securitas AB, a Swedish firm that provides alarm systems, and guarding and cash handling services, as well as Wolters Kluwer NV, an Amsterdam-based, multimedia provider of content, software, and services. Dixons Group, a U.K-based, international retailer of consumer electronics and other products, drove down the returns of the portfolio, as did U.S. multimedia giant TimeWarner Inc., formerly AOL TimeWarner Inc.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our focus remains on finding the best individual stocks and building a portfolio from the ground up, but sector weights also play a part in impacting performance. The financial sector was the top performing area for the portfolio over the past twelve months. Also contributing to the absolute returns of the portfolio was the information technology sector where we were slightly overweight the MSCI Index. There were no sectors contributing negative absolute results to the Fund, but those that made the least impact were consumer staples and industrials, both of which were somewhat underweight compared to the MSCI Index.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Detractors from the Fund's performance included Finland and Russia, two regions in which we had minimal exposure but were overweight versus our benchmark. Meanwhile our U.S. position, which on average represented 30% of the portfolio's total assets, was by far our biggest contributor to absolute results. The U.K. ranked a distant second.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Residual currency hedges that were in place during the fourth quarter of 2002 hurt performance. We have since removed all of the currency hedges.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
In our opinion, valuations in some areas of the market are beginning to reach levels that suggest more limited upside potential in the near term. In addition, we believe that while chasing historical performance is emotionally easily, it is almost always a recipe for poor returns. Thus, we don't believe, for example, that moving toward more financially leveraged or smaller companies, just to chase what has been working, makes sense. More importantly, we think it is vital for us to remain consistent in my investment approach.

While always retaining some flexibility, our emphasis will remain on finding great business franchises with strong growth prospects.


Laurence Chang
Fund Manager
Janus Capital Management, LLC


IDEX Janus Global
....SEEKS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH PRESERVATION OF
CAPITAL.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 10/31/03

                  1 YEAR   5 YEARS   10 YEARS   FROM INCEPTION   INCEPTION DATE

Class A (NAV)     12.33%   -0.47%       7.90%       10.65%          10/1/92
Class A (POP)      6.15%   -1.59%       7.29%       10.08%          10/1/92
MSCIW(1)          24.32%    0.20%       6.65%        8.08%          10/1/92
Class B (NAV)     11.57%   -1.12%                  - 5.99%          10/1/95
Class B (POP)      6.57%   -1.32%                  - 5.99%          10/1/95
Class C (NAV)     11.57%   -9.30%                                   11/1/99
Class L (NAV)   - 12.50%                                           11/11/02
Class L (POP)   - 10.50%                                           11/11/02
Class M (NAV)     11.72%   -1.01%       7.42%        8.12%          10/1/93
Class M (POP)      9.60%   -1.21%       7.31%        8.01%          10/1/93


NOTES

(1) The Morgan Stanley Capital InternationalWorld (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
Standard & Poor's Micropaltr Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Periods less than 1 year represent total return and are not annualized.

                                   APPENDIX C

As of February 27, 2004, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Acquired Fund:


                                                                       % of the Acquired Fund     % of the Acquiring Fund
       Name and Address                            Class                before Reorganization       after Reorganization
       ----------------                           ------               ----------------------     -----------------------

       ----------------------------------------- ----------- ------------------------------- -------------------------------

       ----------------------------------------- ----------- ------------------------------- -------------------------------

       ----------------------------------------- ----------- ------------------------------- -------------------------------

       ----------------------------------------- ----------- ------------------------------- -------------------------------

                                     PART B
                               IDEX Mutual Funds

                      Statement of Additional Information
                                 March 10, 2004


Acquisition of the Assets and Liabilities of                     By and in Exchange for Shares of
IDEX Janus Global (the "Acquired Fund")                          IDEX Templeton Great Companies Global (the
570 Carillon Parkway, St. Petersburg, Florida 33716              "Acquiring Fund")
                                                                 570 Carillon Parkway, St. Petersburg, Florida
                                                                 33716

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for IDEX Mutual Funds dated March 1, 2003.

2. The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the IDEX Annual Report for the year ended October 31, 2003, Registration No. 033-02659 (Annual Report filed on Form N-CSR on January 8, 2004).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 10, 2004 relating to the reorganization of the Acquired Fund may be obtained, without charge, by writing to IDEX Mutual Funds at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (888) 233-4339. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                     IDEX TEMPLETON
                                                 GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL             PRO FORMA FUND
                                              ----------------------------- --------------------------- ----------------------------

                                                PRINCIPAL         VALUE      PRINCIPAL        VALUE      PRINCIPAL         VALUE
                                              -------------   ------------- ------------   ------------ ------------    ------------
CONVERTIBLE BONDS

       FRANCE

     AXA - Zero Coupon                        $          9    $          9  $         -    $         -  $         9     $         9

     TOTAL CONVERTIBLE BONDS
                                                              -------------                ------------                 ------------
     (COST: $ 7)                                                         9                            -                           9
                                                              -------------                ------------                 ------------

                                                 SHARES           VALUE        SHARES         VALUE        SHARES          VALUE
                                              -------------   ------------- ------------   ------------ ------------    ------------
PREFERRED STOCKS

       AUSTRALIA

     News Corporation Limited (The)                      -    $          -      260,531    $     1,914      260,531     $     1,914

       BRAZIL

     Companhia Vale do Rio Doce - ADR                3,400             137            -              -        3,400             137

     TOTAL PREFERRED STOCKS
                                                              -------------                ------------                 ------------
     (COST: $ 1,778)                                                   137                       1,914                        2,051
                                                              -------------                ------------                 ------------


COMMON STOCKS

       AUSTRALIA

     Alumina Limited                                25,700             109            -              -       25,700             109
     Australia and New Zealand Banking Group
      Limited                                       10,100             127            -              -       10,100             127
     Australia and New Zealand Banking Group
      Limited - Rights, Expires 11/24/2003           1,836               6            -              -        1,836               6
     BHP Billiton Limited - ADR                     12,400             204            -              -       12,400             204
     Mayne Group Limited                            39,700             102            -              -       39,700             102
     News Corporation Limited (The)                      -               -      172,151          1,531      172,151           1,531
     Rio Tinto Limited                                   -               -       36,746            928       36,746             928

       BERMUDA

     ACE Limited                                     3,600             130            -              -        3,600             130
     XL Capital Ltd. - Class A (b)                   2,000             139            -              -        2,000             139
     Tyco International Ltd. (b)                         -               -      435,840          9,100      435,840           9,100
     Willis Group Holdings Limited (b)                   -               -       49,475          1,648       49,475           1,648

       BRAZIL

     Companhia Vale do Rio Doce - ADR                    -               -       85,095          3,893       85,095           3,893

       CANADA

     Alcan Inc.                                      4,400             176            -              -        4,400             176
     BCE Inc. (b)                                    6,900             156            -              -        6,900             156
     Canadian Natural Resources Ltd.                     -               -       44,961          1,911       44,961           1,911
     EnCana Corporation (b)                              -               -       88,204          3,031       88,204           3,031
     Suncor Energy Inc.                                  -               -       46,056            968       46,056             968

       DENMARK

     ISS A/S                                         2,500             119            -              -        2,500             119
     Vestas Wind Systems A/S                         4,900             103            -              -        4,900             103

       FINLAND

     Nokia Oyj                                           -               -       75,670          1,286       75,670           1,286
     Stora Enso Oyj - R Shares                       9,210             125            -              -        9,210             125
     UPM-Kymmene Oyj                                10,200             191            -              -       10,200             191


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                    IDEX TEMPLETON
                                                GREAT COMPANIES GLOBAL           IDEX JANUS GLOBAL             PRO FORMA FUND
                                             -----------------------------  ---------------------------- ---------------------------

                                                SHARES           VALUE         SHARES          VALUE        SHARES         VALUE
                                             -------------   -------------  ------------    ------------ ------------   ------------
       FRANCE

     Accor SA                                       3,100    $        122             -     $         -        3,100    $       122
     Aventis SA                                     3,100             164        23,113           1,225       26,213          1,389
     AXA - rights                                   7,700             146             -               -        7,700            146
     Compagnie Generale des Etablissements
      Michelin - Class B                            2,400              94             -               -        2,400             94
     Credit Agricole SA                                 -               -        56,324           1,197       56,324          1,197
     Credit Agricole SA - Rights, Expires
      11/07/2003 (b)                                    -               -        56,324              13       56,324             13
     LVMH Moet Hennessy Louis Vuitton SA                -               -        97,979           6,778       97,979          6,778
     Sanofi-Synthelabo                                  -               -        57,771           3,580       57,771          3,580
     Suez SA - ADR (b)                              5,300              85             -               -        5,300             85
     Total Fina Elf SA                                800             124        13,535           2,106       14,335          2,230
     Valeo SA                                       2,800             105             -               -        2,800            105

       GERMANY

     Altana AG                                          -               -         6,466             408        6,466            408
     BASF AG - ADR                                  3,200             147             -               -        3,200            147
     Bayer AG - ADR                                 5,800             139             -               -        5,800            139
     Deutsche Post AG - Registered Shares          10,600             204             -               -       10,600            204
     Deutsche Telekom AG (a) (b)                        -               -       154,146           2,430      154,146          2,430
     E.ON AG - ADR                                  3,600             181             -               -        3,600            181
     SAP AG                                             -               -        10,198           1,480       10,198          1,480
     SAP AG - ADR                                   5,600             205             -               -        5,600            205
     Volkswagen AG - ADR                           12,100             122             -               -       12,100            122

       HONG KONG

     Cheung Kong (Holdings) Limited                18,000             150       137,000           1,142      155,000          1,292
     China Mobile (Hong Kong) Limited                   -               -     1,895,300           5,382    1,895,300          5,382
     CNOOC Limited                                      -               -     1,875,875           3,539    1,875,875          3,539
     Hutchison Whampoa Limited                     13,000             101       278,000           2,157      291,000          2,258
     PICC Property and Casualty Company
      Limited - H Shares                                -               -       388,000              91      388,000             91
     Sun Hung Kai Properties Limited                    -               -       358,000           3,031      358,000          3,031

       INDIA

     Infosys Technologies Limited                       -               -        34,049           3,562       34,049          3,562
     Reliance Industries Limited - GDR -
      144A (b)                                          -               -       397,897           9,510      397,897          9,510
     Satyam Computer Services Limited - ADR
      (b)                                           9,400             170             -               -        9,400            170
     Tata Iron and Steel Company Limited                -               -       175,368           1,387      175,368          1,387

       ISRAEL

     Check Point Software Technologies, Ltd.
      (a)                                           7,900             134       198,435           3,371      206,335           3,505
     Teva Pharmaceutical Industries Ltd. -
      ADR (b)                                           -               -        38,625           2,197       38,625           2,197

       ITALY

     Banca Intesa SpA                                   -               -       331,115           1,117      331,115           1,117
     Eni SpA. - ADR (b)                             2,800             223             -               -        2,800             223
     Riunione Adriatica di Sicurta SpA              6,000              94             -               -        6,000              94
     UniCredito Italiano SpA                            -               -       498,213           2,456      498,213           2,456

       JAPAN

     Canon Inc.                                         -               -       134,000           6,490      134,000           6,490
     Canon Inc. - ADR                               3,300             162             -               -        3,300             162
     Chugai Pharmaceutical Co., Ltd.                    -               -        82,900           1,182       82,900           1,182
     Denso Corporation                              5,800             110             -               -        5,800             110
     East Japan Railway Company                        26             118             -               -           26             118
     FANUC LTD                                          -               -        30,300           1,823       30,300           1,823
     Hirose Electric Co., Ltd.                          -               -        11,000           1,353       11,000           1,353
     Hitachi, Ltd.                                 10,000              59             -               -       10,000              59
     Honda Motor Co., Ltd.                              -               -        53,200           2,102       53,200           2,102

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                     IDEX TEMPLETON
                                                 GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL              PRO FORMA FUND
                                              ----------------------------- ---------------------------- ---------------------------

                                                 SHARES           VALUE        SHARES          VALUE        SHARES         VALUE
                                              -------------   ------------- ------------    ------------ ------------   ------------
     Ito-Yokado Co., Ltd.                                -    $          -       49,000     $     1,802       49,000    $     1,802
     Kao Corporation                                     -               -      147,165           3,028      147,165          3,028
     Komatsu Ltd.                                        -               -      404,000           2,188      404,000          2,188
     Matsushita Electric Works, Ltd.                     -               -      110,000             827      110,000            827
     Millea Holdings, Inc.                               -               -          154           1,837          154          1,837
     Mitsubishi Corporation                              -               -       77,000             800       77,000            800
     Mitsubishi Estate Company, Limited                  -               -      120,000           1,151      120,000          1,151
     Mitsubishi Tokyo Financial Group, Inc.              -               -        1,097           7,890        1,097          7,890
     NEC Corporation                                 8,000              71            -               -        8,000             71
     NEC Electronics Corporation (a)                     -               -       21,000           1,617       21,000          1,617
     Nikko Cordial Corporation                           -               -      422,000           2,278      422,000          2,278
     Nintendo Co., Ltd.                              2,100             162            -               -        2,100            162
     Nippon Telegraph and Telephone
      Corporation                                       40             179            -               -           40            179
     Nitto Denko Corporation                             -               -       36,500           1,917       36,500          1,917
     Nomura Securities Co., Ltd. (The)               4,000              69      325,000           5,586      329,000          5,655
     NTT DoCoMo, Inc.                                    -               -        1,189           2,576        1,189          2,576
     Omron Corporation                                   -               -       89,500           1,964       89,500          1,964
     Pioneer Corporation                                 -               -       72,500           1,809       72,500          1,809
     Rohm Company, Ltd.                                  -               -       11,900           1,606       11,900          1,606
     Sony Corporation - ADR                          4,800             169            -               -        4,800            169
     Sumitomo Mitsui Financial Group, Inc.
      (b)                                                -               -          331           1,666          331          1,666
     Tokyo Electron Limited                              -               -       23,900           1,715       23,900          1,715
     Toyota Motor Corporation                            -               -       69,000           1,966       69,000          1,966
     Yasuda Fire & Marine Insurance Company,
      Limited (The)                                 17,000             141            -               -       17,000            141

       MEXICO

     Cemex, SA de CV - ADR                           2,300              55            -               -        2,300             55
     Grupo Televisa SA de CV - ADR                       -               -      117,550           4,555      117,550          4,555
     Kimberly-Clark de Mexico, S.A. de C.V.-
      A Shares                                      24,400              59            -               -       24,400             59
     Telefonos de Mexico SA de CV - ADR              4,900             158            -               -        4,900            158
     Wal-Mart de Mexico SA de CV - Series V              -               -      652,100           1,819      652,100          1,819

       NETHERLANDS

     Akzo Nobel NV - ADR                             4,400             139            -               -        4,400            139
     IHC Caland N.V.                                 3,000             128            -               -        3,000            128
     ING Groep NV                                        -               -      181,803           3,778      181,803          3,778
     ING Groep NV - ADR                              7,300             152            -               -        7,300            152
     Koninklijke Philips Electronics NV              7,000             189            -               -        7,000            189
     STMicroelectronics NV                               -               -      168,121           4,480      168,121          4,480

       NEW ZEALAND

     Telecom Corporation of New Zealand
      Limited                                       30,300              90            -               -       30,300             90

       PORTUGAL

     Portugal Telecom, SGPS, SA - Registered
      Shares                                        18,500             156            -               -       18,500            156

       RUSSIA

     Lukoil Oil Company - ADR (a)                        -               -       30,105           2,453       30,105          2,453
     Mining and Metallurgical Company
      Norilsk Nickel - ADR (b)                           -               -       21,142           1,089       21,142          1,089
     YUKOS Oil Company - ADR (b)                         -               -       82,824           3,744       82,824          3,744

       SINGAPORE

     DBS Group Holdings Ltd.                         4,100             135      497,000           4,085      501,100          4,220

       SOUTH KOREA

     Kookmin Bank                                        -               -       49,310           1,801       49,310          1,801
     Kookmin Bank - ADR                              4,100             151            -               -        4,100            151
     Korea Electric Power Corporation - ADR
      (b)                                            9,060              98            -               -        9,060             98

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                    IDEX TEMPLETON
                                                GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL              PRO FORMA FUND
                                             ----------------------------- ---------------------------- ----------------------------

                                                SHARES           VALUE        SHARES          VALUE        SHARES          VALUE
                                             -------------   ------------- ------------    ------------ ------------    ------------
     KT Corp. - ADR (b)                             7,920    $        156            -     $         -        7,920     $       156
     POSCO                                              -               -       16,770           1,956       16,770           1,956
     Samsung Electronics Co., Ltd.                      -               -       41,105          16,331       41,105          16,331
     Samsung Electronics Co., Ltd. - GDR -
      144A (USD)                                    1,260             252            -               -        1,260             252
     SK Telecom Co., Ltd.                               -               -        4,850             857        4,850             857

       SPAIN

     Antena 3 Television, SA (a)                       33               1            -               -           33               1
     Endesa SA                                      5,800              92            -               -        5,800              92
     Iberdrola SA                                   8,900             149            -               -        8,900             149
     Repsol-YPF, SA                                 7,200             126            -               -        7,200             126
     Telefonica SA                                  9,800             122            -               -        9,800             122

       SWEDEN

     Atlas Copco AB - A Shares                      4,600             162       83,821           2,949       88,421           3,111
     Electrolux AB - Series B                       2,600              53            -               -        2,600              53
     Nordea AB - FDR                               26,900             167            -               -       26,900             167
     Securitas AB - Class B                         9,200             113            -               -        9,200             113
     Svenska Cellulosa AB - B Shares                3,200             121            -               -        3,200             121
     Volvo AB - B Shares                            4,600             129            -               -        4,600             129

       SWITZERLAND

     Credit Suisse Group                                -               -      198,430           7,000      198,430           7,000
     Givaudan SA - Registered Shares                    -               -        3,897           1,759        3,897           1,759
     Nestle SA - ADR (b)                            3,200             176            -               -        3,200             176
     Novartis AG - ADR                              3,700             142            -               -        3,700             142
     Roche Holding AG                                   -               -      148,588          12,310      148,588          12,310
     Serono SA - Class B                                -               -        2,592           1,792        2,592           1,792
     Swiss Reinsurance Company - Registered
      Shares                                        2,800             176            -               -        2,800             176
     UBS AG - Registered Shares                     2,100             129      151,269           9,300      153,369           9,429

       TAIWAN

     China Steel Corporation GDR - 144A                 -               -      110,000           1,774      110,000           1,774
     Chughwa Telecom Co., Ltd. - ADR                8,600             133       84,970           1,315       93,570           1,448
     United Microelectronics Corporation -
      ADR (a) (b)                                       -               -      982,890           5,160      982,890           5,160

       UNITED KINGDOM

     Abbey National PLC                            13,700             131            -               -       13,700             131
     Amdocs Limited  (a)                                -               -       95,105           2,041       95,105           2,041
     BAE Systems PLC                               40,600             126            -               -       40,600             126
     BP PLC - ADR (b)                               4,200             178            -               -        4,200             178
     Brambles Industries PLC                       51,200             155            -               -       51,200             155
     British Airways PLC (a)                       20,100              71            -               -       20,100              71
     British Sky Broadcasting Group PLC (a)             -               -      567,979           6,169      567,979           6,169
     Cable & Wireless PLC                          30,300              70            -               -       30,300              70
     Cadbury Schweppes PLC                         28,800             185            -               -       28,800             185
     Compass Group PLC                                  -               -      596,525           3,439      596,525           3,439
     GlaxoSmithKline PLC                            5,600             120            -               -        5,600             120
     HSBC Holdings PLC                                  -               -      728,512          10,941      728,512          10,941
     HSBC Holdings PLC - ADR (b)                    1,900             143            -               -        1,900             143
     Marks and Spencer Group PLC                   21,600             105            -               -       21,600             105
     National Grid Group PLC (The)                 20,500             131            -               -       20,500             131
     Pearson PLC                                   11,900             123            -               -       11,900             123
     Reckitt Benckiser PLC                              -               -      126,881           2,670      126,881           2,670
     Rio Tinto PLC - Registered Shares                  -               -      158,241           3,837      158,241           3,837
     Rolls-Royce Group PLC                         31,500             101            -               -       31,500             101
     Royal Bank of Scotland Group PLC (The)             -               -       78,728           2,110       78,728           2,110
     Shell Transport & Trading Company PLC         18,800             117            -               -       18,800             117
     Smiths Group PLC                               7,800              93            -               -        7,800              93
     Standard Chartered PLC                         8,800             141      323,979           5,182      332,779           5,323

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                      IDEX TEMPLETON
                                                  GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL             PRO FORMA FUND
                                               ----------------------------- ---------------------------- --------------------------

                                                  SHARES           VALUE        SHARES          VALUE        SHARES        VALUE
                                               -------------   ------------- ------------    ------------ ------------  ------------
     Tesco PLC                                            -    $          -      567,128     $     2,274      567,128   $     2,274
     Unilever PLC                                    18,700             159            -               -       18,700           159
     WPP Group PLC                                        -               -      318,678           3,037      318,678         3,037

       UNITED STATES

     Abbott Laboratories                             33,400           1,424            -               -       33,400         1,424
     American International Group, Inc.              12,800             779            -               -       12,800           779
     Amgen Inc. (a)                                   8,300             513            -               -        8,300           513
     Analog Devices, Inc. (a)                        15,700             696            -               -       15,700           696
     Anheuser-Busch Companies, Inc.                  11,200             552            -               -       11,200           552
     Anthem, Inc. (a) (b)                                 -               -       57,090           3,907       57,090         3,907
     Autoliv, Inc.                                    2,900              96            -               -        2,900            96
     Avon Products, Inc.                              8,900             605            -               -        8,900           605
     Bank of New York Company, Inc. (The)                 -               -      131,775           4,110      131,775         4,110
     Baxter International Inc.                            -               -      103,900           2,762      103,900         2,762
     Berkshire Hathaway Inc. - Class B (a)              200             520            -               -          200           520
     Cendant Corporation (a)                              -               -      158,500           3,238      158,500         3,238
     Cintas Corporation (b)                          13,900             593            -               -       13,900           593
     Cisco Systems, Inc. (a)                              -               -      306,915           6,439      306,915         6,439
     Citigroup Inc.                                       -               -      304,285          14,423      304,285        14,423
     Clear Channel Communications, Inc.              17,000             694       60,705           2,478       77,705         3,172
     Colgate-Palmolive Company                       10,400             553            -               -       10,400           553
     Dell Computer Corporation (a)                   15,600             563       63,965           2,310       79,565         2,873
     Disney (Walt) Company (The)                          -               -       78,680           1,781       78,680         1,781
     eBay Inc. (a)                                    9,800             548       18,940           1,060       28,740         1,608
     EOG Resources, Inc.                                  -               -       42,970           1,811       42,970         1,811
     First Data Corporation (b)                      13,000             464            -               -       13,000           464
     General Electric Company                        18,100             525            -               -       18,100           525
     Genzyme Corporation - General Division (a)      11,800             542            -               -       11,800           542
     Hewlett-Packard Company                              -               -      110,765           2,471      110,765         2,471
     Intel Corporation                                    -               -       29,835             986       29,835           986
     InterActiveCorp (a) (b)                              -               -       92,335           3,390       92,335         3,390
     Johnson & Johnson                               11,320             570            -               -       11,320           570
     KLA - Tencor Corporation (a) (b)                     -               -       47,990           2,751       47,990         2,751
     Lehman Brothers Holdings Inc.                   11,100             799            -               -       11,100           799
     Liberty Media Corporation - Class A (a)              -               -      133,089           1,343      133,089         1,343
     Lockheed Martin Corporation                          -               -       46,910           2,175       46,910         2,175
     Marsh & McLennan Companies, Inc.                15,500             663        6,330             271       21,830           934
     Mattel, Inc.                                    42,300             819            -               -       42,300           819
     McDonald's Corporation                               -               -       92,135           2,304       92,135         2,304
     Medco Health Solutions, Inc. (a)                     -               -       88,850           2,950       88,850         2,950
     Medtronic, Inc.                                      -               -      135,620           6,180      135,620         6,180
     Merrill Lynch & Co., Inc.                       14,000             829       69,655           4,124       83,655         4,953
     Microsoft Corporation                           22,300             583      184,310           4,820      206,610         5,403
     Moody's Corporation                             10,900             631            -               -       10,900           631
     Northern Trust Corporation                           -               -       35,585           1,653       35,585         1,653
     Northrop Grumman Corporation                         -               -       28,480           2,546       28,480         2,546
     Omnicom Group, Inc. (b)                         10,500             838            -               -       10,500           838
     Pfizer Inc.                                     16,000             506            -               -       16,000           506
     Procter & Gamble Company (The)                   6,200             609            -               -        6,200           609
     SanDisk Corporation (a) (b)                          -               -       60,980           4,915       60,980         4,915
     Starwood Hotels & Resorts Worldwide, Inc.            -               -       41,110           1,387       41,110         1,387
     Texas Instruments Incorporated                       -               -      104,050           3,009      104,050         3,009
     Time Warner Inc. (a) (b)                             -               -      729,041          11,147      729,041        11,147
     United Technologies Corporation                 19,300           1,635       42,915           3,634       62,215         5,269
     UnitedHealth Group Incorporated (b)                  -               -      122,595           6,238      122,595         6,238
     UTStarcom, Inc. (a)                             14,300             450            -               -       14,300           450
     VERITAS Software Corporation (a)                     -               -       55,800           2,017       55,800         2,017
     Walgreen Co.                                         -               -       52,295           1,821       52,295         1,821
     Xilinx, Inc. (a)                                     -               -       55,445           1,758       55,445         1,758
     Yahoo! Inc. (a)                                      -               -       47,020           2,055       47,020         2,055

     TOTAL COMMON STOCKS
                                                               -------------                 ------------               ------------
     (COST: $ 385,761)                                               30,294                      391,899                    422,193
                                                               -------------                 ------------               ------------

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                    IDEX TEMPLETON
                                                GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL              PRO FORMA FUND
                                             ----------------------------- ---------------------------- ----------------------------

                                               PRINCIPAL         VALUE      PRINCIPAL         VALUE        AMOUNT          VALUE
                                             -------------   ------------- ------------    ------------ ------------    ------------
SECURITY LENDING COLLATERAL
DEBT
       BANK NOTES

     Canadian Imperial Bank of Commerce
        1.12%, due  11/04/2003...............$        156    $      156    $    2,712      $     2,712  $     2,868     $     2,868
     Fleet National Bank
        1.06%, due  01/21/2004...............         218           218         3,796            3,796        4,014           4,014

       EURO DOLLAR TERMS

     Bank of Montreal
        1.03%, due  11/13/2003...............         125           125         2,170            2,170        2,295           2,295
        1.04%, due  11/14/2003...............         109           109         1,905            1,905        2,014           2,014
     Bank of Nova Scotia (The)
        1.06%, due  11/12/2003...............          62            62         1,085            1,085        1,147           1,147
     Bank of Scotland
        1.04%, due  11/14/2003...............         125           125         2,170            2,170        2,295           2,295
     Citigroup, Inc.
        1.08%, due  01/05/2004...............         187           187         3,255            3,255        3,442           3,442
     Credit Agricole Indosuez
        1.08%, due  01/06/2004...............         137           137         2,387            2,387        2,524           2,524
     Den Danske Bank
        1.04%, due  11/10/2003...............          62            62         1,085            1,085        1,147           1,147
        1.08%, due  01/20/2004...............         187           187         3,255            3,255        3,442           3,442
     Royal Bank of Canada
        1.04%, due  11/24/2003...............         156           156         2,712            2,712        2,868           2,868
        1.06%, due  12/08/2003...............          62            62         1,085            1,085        1,147           1,147
     Royal Bank of Scotland Group PLC (The)
        1.08%, due  01/15/2004...............         187           187         3,255            3,255        3,442           3,442
     SouthTrust Bank
        1.08%, due  01/16/2004...............         187           187         3,255            3,255        3,442           3,442
     Wells Fargo & Company
        1.04%, due  11/20/2003...............         187           187         3,255            3,255        3,442           3,442

       PROMISSORY NOTES

     Goldman Sachs Group, Inc. (The)
        1.15%, due  11/03/2003...............         218           218         3,796            3,796        4,014           4,014

       REPURCHASE AGREEMENTS (C)

     Goldman Sachs Group, Inc. (The)
        1.10% Repurchase Agreement
        dated 10/31/2003 to be repurchased
        at $1,085 on 11/03/2003..............         62             62         1,085            1,085        1,147           1,147
     Merrill Lynch & Co., Inc.
        1.10% Repurchase Agreement
        dated 10/31/2003 to be repurchased
        at $12,476 on 11/03/2003.............         718           718        12,475           12,475       13,193          13,193


                                                    IDEX TEMPLETON
                                                GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL              PRO FORMA FUND
                                             ----------------------------- ---------------------------- ----------------------------

                                                 SHARES           VALUE       SHARES          VALUE        SHARES          VALUE
                                             -------------   ------------- ------------    ------------ ------------    ------------
Investment Companies
       MONEY MARKET FUNDS

     Merrimac Cash Series Fund - Premium
        Class 1-day yield of 0.97%...........     436,409    $        436    7,593,834     $     7,593    8,030,243     $     8,029

     TOTAL SECURITY LENDING COLLATERAL
                                                             -------------                 ------------                 ------------
     (cost: $ 65,912)                                               3,581                       62,331                       65,912
                                                             -------------                 ------------                 ------------

     TOTAL INVESTMENT SECURITIES
     (COST: $ 453,458)                                           $ 34,021                    $ 456,144                    $ 490,165
                                                             =============                 ============                 ============

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                                      IDEX TEMPLETON
                                                  GREAT COMPANIES GLOBAL          IDEX JANUS GLOBAL           PRO FORMA FUND
                                              -----------------------------  ---------------------------  --------------------------
SUMMARY:

     Investments, at value...................        105.6%   $     34,021         110.6%   $   456,144         110.2%  $   490,165
     Liabilities in excess of other assets...         -5.6%         (1,815)        -10.6%       (43,603)        -10.2%      (45,418)
                                              -------------   -------------  ------------   ------------  ------------  ------------
     Net assets..............................        100.0%   $     32,206         100.0%   $   412,541         100.0%  $   444,747
                                              =============   =============  ============   ============  ============  ============



FORWARD FOREIGN CURRENCY CONTRACTS:

                                                                                  Amount in
                                                                                 U.S. Dollars    Net Unrealized
                            Bought          Settlement                             Bought        Appreciation
       Currency             (Sold)             Date                                (Sold)        (Depreciation)
       ------------------------------------------------------------------------------------------------------
       Canadian Dollar                66     11/03/2003                         $         50    $          -
       Canadian Dollar              (194)    11/03/2003                                 (148)              1
       Canadian Dollar                32     11/04/2003                                   24               -
       Canadian Dollar              (197)    11/04/2003                                 (150)              -
       Euro Dollar                   350     11/03/2003                                  409              (2)
       British Pound                  83     11/03/2003                                  141               -
       British Pound                 (16)    11/03/2003                                  (27)              -
       Hong Kong Dollar           (1,613)    11/03/2003                                 (208)              -
       Hong Kong Dollar              705     11/06/2003                                   91               -
       Indian Rupee                1,125     11/03/2003                                   25               -
       Japanese Yen               22,837     11/04/2003                                  211              (3)
       Japanese Yen               31,508     11/06/2003                                  286               1
       Korean Won             (1,630,000)    11/12/2003                               (1,334)            (44)
       Korean Won              1,630,000     11/12/2003                                1,351              26
                                                                                -------------   -------------
                                                                                $        721    $        (21)
                                                                                =============   =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan. The value at October 31, 2003 of all securities on loan is $ 63,546.

(c) Cash collateral for the Repurchase Agreements, valued at $14,627, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 10.18% and 06/01/2004 - 12/31/2049, respectively.


DEFINITIONS:

ADR             American Depositary Receipt
FDR             Finnish Depositary Receipt
GDR             Global Depositary Receipt
144A            Securities are registered pursuant to Rule 144A of the
                Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)
(unaudited)

                                                          IDEX
                                                        TEMPLETON          IDEX                                     CONSOLIDATED
                                                     GREAT COMPANIES      JANUS                                      PRO FORMA
                                                         GLOBAL           GLOBAL           ADJUSTMENTS                 FUND
                                                       -------------  --------------   ----------------------   ------------------
Assets:
     Investment securities, at value
        (cost: $453,458)                               $   34,021    $      456,144      $                 -       $      490,165
        (including $63,546 of securities
          loaned)                                                                                          -
     Cash                                                   1,717            22,864                        -               24,581
     Receivables:                                                                                                               -
        Investment securities sold                             40             2,325                        -                2,365
        Shares of beneficial interest sold                     28                39                        -                   67
        Interest                                                -                 5                        -                    5
        Dividends                                              36               457                        -                  493
        Dividend reclaims receivable                            1               465                        -                  466
     Due from investment adviser                               10                 -                                            10
     Unrealized appreciation on forward
        foreign currency contracts                              -                28                        -                   28
     Other                                                      4               126                        -                  130
                                                       -----------------------------   ----------------------   ------------------
                                                           35,857           482,453                        -              518,310
                                                       -----------------------------   ----------------------   ------------------

     Liabilities:
     Investment securities purchased                            -             4,488                        -                4,488
     Accounts payable and accrued
          liabilities:                                                                                     -
        Shares of beneficial interest
          redeemed                                             11             1,783                        -                1,794
        Management and advisory fees                            -               361                        -                  361
        Distribution fees                                      13               247                        -                  260
        Transfer agent fees                                    11               320                        -                  331
     Due to custodian                                          12                 -                                            12
     Payable for securities on loan                         3,581            62,331                        -               65,912
     Unrealized depreciation on forward                                                                                         -
          foreign currency contracts                            -                49                                            49
     Other                                                     23               333                        -                  356
                                                       -----------------------------   ----------------------   ------------------
                                                            3,651            69,912                        -               73,563
                                                       -----------------------------   ----------------------   ------------------
     Net Assets                                        $   32,206    $      412,541      $                 -       $      444,747
                                                       =============================   ======================   ==================

     Net Assets Consist of:
     Shares of beneficial interest,
         unlimited shares  authorized                      32,394    $      824,018      $                  -      $      856,412
     Accumulated net investment income
          (loss)                                                -              (100)                       -                 (100)
     Accumulated net realized gain (loss)
          from investment securities and
          foreign currency transactions                    (1,957)         (446,349)                       -             (448,306)
     Net unrealized appreciation (depreciation)
        on:
        Investment securities                               1,769            34,916                                        36,685
        Translation of assets and liabilities
           denominated in foreign currencies                    -                56                        -                   56
                                                       -----------------------------   ----------------------   ------------------
     Net Assets                                        $   32,206    $      412,541      $                 -       $      444,747
                                                       =============================   ======================   ==================

     Shares Outstanding:
        Class A                                             3,793             8,829                  (1,470) (a)           11,152
        Class B                                               575             7,556                    (383) (a)            7,748
        Class C                                               192               913                    (128) (a)              977
        Class L                                                20                 8                     (13) (a)               15
        Class M                                               107             2,550                     (71) (a)            2,586
     Net Asset Value Per Share:
        Class A                                        $     6.90    $        21.41      $                 -       $        21.41
        Class B                                              6.74             20.25                        -                20.25
        Class C                                              6.74             20.25                        -                20.25
        Class L                                              6.74             20.25                        -                20.25
        Class M                                              6.77             20.31                        -                20.31
     Maximum Offering Price Per Share (1):
        Class A                                        $     7.30    $        22.66      $                 -       $        22.66
        Class M                                              6.84             20.52                        -                20.52


(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL
PRO FORMA STATEMENT OF OPERATIONS
Twelve-months ended October 31, 2003
(all amounts in thousands)
(unaudited)

                                                              IDEX
                                                            TEMPLETON         IDEX                                  CONSOLIDATED
                                                         GREAT COMPANIES     JANUS                                   PRO FORMA
                                                             GLOBAL          GLOBAL          ADJUSTMENTS             PORTFOLIO
                                                      ------------------  -------------    ----------------      -----------------
INVESTMENT INCOME:
   Interest                                           $             5     $          93    $              -      $              98
   Dividends                                                      418             8,694                   -                  9,112
   Income from loaned securities--net                               3               182                   -                    185
      Less withholding taxes on foreign dividends                 (31)             (764)                  -                   (795)
                                                      ----------------    --------------   -----------------     ------------------
                                                                  395             8,205                   -                  8,600
                                                      ----------------    --------------   -----------------     ------------------

EXPENSES:
   Management and advisory fees                                   204             4,544               (917)(b)               3,831
   Transfer agent fees                                             72             2,217                   -                  2,289
   Printing and shareholder reports                                 9               373                   -                    382
   Custody fees                                                    13               419                (10)(c)                 422
   Administration fees                                             34                37                (33)(d)                  38
   Legal fees                                                       2                31                   -                     33
   Auditing and accounting fees                                    20                40                (20)(e)                  40
   Trustees fees                                                    2                37                   -                     39
   Registration fees                                               76                79                   -                    155
   Other                                                            2                33                   -                     35
   Distribution and service fees:
      Class A                                                      72               704                   -                    776
      Class B                                                      31             1,678                   -                  1,709
      Class C                                                      10               220                   -                    230
      Class L                                                       -                 3                   -                      3
      Class M                                                       6               568                   -                    574
                                                      ----------------    --------------   -----------------     ------------------
   Total expenses                                                 553            10,983               (980)                 10,556
   Less:
       Advisory fee waiver                                       (127)                -             (1,379)(f)              (1,506)

                                                      ----------------    --------------   -----------------     ------------------
   Net expenses                                                   426            10,983             (2,359)                  9,050
                                                      ----------------    --------------   -----------------     ------------------


   NET INVESTMENT INCOME (LOSS)                                   (31)           (2,778)              2,359                   (450)
                                                      ----------------    --------------   -----------------     ------------------

   NET REALIZED GAIN (LOSS) FROM:
      Investment securities                                     1,077           (49,641)                  -               (48,564)
      Foreign currency transactions                              (118)           (7,838)                                   (7,956)
                                                      ----------------    --------------   -----------------     ------------------
                                                                  959           (57,479)                  -               (56,520)
                                                      ----------------    --------------   -----------------     ------------------
   NET INCREASE (DECREASE) IN UNREALIZED
      APPRECIATION (DEPRECIATION) ON:
      Investment securities                                     3,785           104,095                                    107,880
      Translation of assets and liabilities
         denominated in foreign currencies                          -             2,357                                      2,357
                                                      ----------------    --------------   -----------------     ------------------
                                                                3,785           106,452                   -                110,237
                                                      ----------------    --------------   -----------------     ------------------
   NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
      FOREIGN CURRENCY TRANSACTIONS                             4,744            48,973                   -                 53,717
                                                      ----------------    --------------   -----------------     ------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                 $         4,713     $      46,195    $          2,359      $          53,267
                                                      ================    ==============   =================     ==================

Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL


PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)
(unaudited)


NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of IDEX Templeton Great Companies Global (the "Fund") to IDEX Janus Global (the "Acquiring Fund") in exchange for Class A, B, C, L and M shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus. After the reorganization, IDEX Janus Global will be renamed IDEX Templeton Great Companies Global.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style would remain in tact with the combined fund, and the Acquiring Fund has significantly more assets and a longer performance history then the Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the Class A, B, C, L and M shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the Class A, B, C, L and M shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on October 31, 2003. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective November 1, 2002 to report operations for the twelve months ended October 31, 2003.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated October 31, 2003.

NOTE 2  - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate advisory fees using the proposed advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)   To remove duplicate Custody fees.

(d)   To remove duplicate Administration fees.

(e)   To remove duplicate Auditing and accounting fees.

(f) To adjust the Reimbursements by the investment advisor as a result of the proposed stated annual expense limit of the Pro Forma Fund at the combined average daily net assets of the Fund and the Acquiring Fund.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

REORGANIZATION BETWEEN IDEX TEMPLETON GREAT COMPANIES GLOBAL AND IDEX JANUS
GLOBAL


PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)
(unaudited)

NOTE 3  -  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser for the Acquiring Fund. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Acquiring Fund's administrator. AFSG Securities Corporation ("AFSG") is the Acquiring Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Acquiring Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. WRL and AUSA are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund, and will be the co-subadvisor of the Pro Forma Fund, managing the domestic portion.

The following Schedule reflects the percentage of the Fund's assets owned by affiliated mutual funds (i.e. through the asset allocation funds):



                                                        Net Assets   % of Net Assets
                                                        ----------   ---------------

IDEX Asset Allocation Conservative Portfolio            $    5,165               16%
IDEX Asset Allocation Growth Portfolio                       3,154               10%
IDEX Asset Allocation Moderate Growth Portfolio              6,438               20%
IDEX Asset Allocation Moderate Portfolio                     4,954               15%
                                                                     --------------
                                                                                 61%
                                                                     ==============


INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

         1.00% of the first $750 million of ANA
         0.90% of the next $250 million of ANA
         0.85% of ANA over $1 billion.

If the reorganization is approved, the Acquiring Fund will pay management fees to ATFA based on ANA at the following breakpoints:

         0.80% of the first $500 million of ANA
         0.70% of ANA over $500 million.

In addition, if the reorganization is approved, ATFA will voluntarily waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

         1.20% Expense Limit

                                     PART C

                               OTHER INFORMATION


Item 15.      Indemnification

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws, which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16.      Exhibits

  (1) Restatement of Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (2) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (3)   Not Applicable

  (4) Plan of Reorganization is filed herewith as Exhibit A to the Prospectus/Proxy Statement.

  (5)   See Exhibits 1 and 2.

  (6) (a) Investment Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 54, as filed with the SEC on December 31, 2003. (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 54, as filed with the SEC on December 31, 2003.

  (7) Underwriting Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 51, as filed with the SEC on December 13, 2002.

  (8) Trustees Deferred Compensation Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 25, as filed with the SEC on January 31, 1997.

  (9) Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 49, as filed with the SEC on September 12, 2002.

  (10) (a) Plans of Distribution under Rule 12b-1 are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 51, as filed with the SEC on December 13, 2002. (b) Amended and Restated Plan for Multiple Classes of Shares is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 43, as filed with the SEC on December 14, 2001.

  (11)  Opinion and Consent of Counsel is filed herewith.

  (12)  Opinion and Consent of Dechert to be filed by post-effective amendment.

  (13) Administrative Services Agreement and Transfer Agent Agreement are incorporated herein by reference to Post-Effective

        Amendment Nos. 49 and 24, respectively, to the Registrant's
        Registration Statement on Form N-1A (File No 33-2659), as filed with the SEC on September 12, 2002 and November 15, 1996, respectively.

  (14)  Consent of Independent Certified Public Accountants is filed herewith.

  (15)  Not Applicable

  (16) Powers of Attorney for the Registrant are incorporated herein by reference to registrant's Registration Statement filed on Form N-14 (File No. 333-101251) as filed with the SEC on November 15, 2002.

  (17)  (a) Form of proxy card is filed herewith.
        (b) The Registrant's Annual Report, dated October 31, 2003 is incorporated herein by reference.
        (c) Prospectus for IDEX Mutual Funds, dated March 1, 2003 is incorporated herein by reference.

Item 17.      Undertakings

1. The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Petersburg and state of Florida on the 6th day of February.

                                        IDEX MUTUAL FUNDS

                                        /s/ John K. Carter
                                        ---------------------------------------
                                        John K. Carter
                                        Senior Vice President, Secretary and
                                           General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signature                                             Title                                             Date
            ---------                                             -----                                             ----

/s/ Brian C. Scott
----------------------------------
Brian C. Scott*                              Trustee, President and Chief Executive Officer                   February 5, 2004

/s/ Kim D. Day
----------------------------------
Kim D. Day*                               Vice President, Treasurer and Principal Financial Officer           February 5, 2004

/s/ Thomas O'Neill
----------------------------------
Thomas O'Neill*                                                  Trustee                                      February 5, 2004


/s/ Peter R. Brown
----------------------------------
Peter R. Brown*                                                 Chairman                                      February 5, 2004

/s/ Larry N. Norman
----------------------------------
Larry N. Norman*                                                 Trustee                                      February 5, 2004


/s/ Daniel Calabria
----------------------------------
Daniel Calabria*                                                 Trustee                                      February 5, 2004

/s/ Charles C. Harris
----------------------------------
Charles C. Harris*                                               Trustee                                      February 5, 2004

/s/ William W. Short, Jr.
----------------------------------
William W. Short, Jr.*                                        Vice Chairman                                   February 5, 2004

/s/ Jack E. Zimmerman
----------------------------------
Jack E. Zimmerman*                                               Trustee                                      February 5, 2004

/s/ Leo J. Hill
----------------------------------
Leo J. Hill*                                                     Trustee                                      February 5, 2004

/s/ Janice B. Case
----------------------------------
Janice B. Case*                                                  Trustee                                      February 5, 2004


/s/ Russell A. Kimball, Jr.
----------------------------------
Russell A. Kimball, Jr.*                                         Trustee                                      February 5, 2004


/s/ John K. Carter
----------------------------------
* Signed by John K. Carter, as Attorney in-Fact

                                 Exhibit Index


16.(11)  Opinion and Consent of Counsel

16.(14)  Consent of Independent Certified Public Accountants

16.(17)  Form of Proxy Card





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